PROSPECTUS

[LOGO]

                                  $125,000,000
                            COHEN & STEERS ADVANTAGE
                            INCOME REALTY FUND, INC.
                    AUCTION RATE CUMULATIVE PREFERRED SHARES
                             2,500 SHARES, SERIES M
                             2,500 SHARES, SERIES W
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                              -------------------
    Cohen & Steers Advantage Income Realty Fund, Inc. is simultaneously offering 2,500 Series M Auction Rate Cumulative Preferred Shares and 2,500 Series W Auction Rate Cumulative Preferred Shares (collectively, 'Preferred Shares'). The Fund is a recently organized, non-diversified, closed-end management investment company. Our primary investment objective is high current income through investment in real estate securities and our secondary investment objective is capital appreciation. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs. We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in non-investment grade preferred stock or debt securities (commonly known as 'junk bonds'). We will not invest more than 10% of our total assets in illiquid real estate securities. There can be no assurance that we will achieve our investment objectives. See 'Investment Objectives and Policies.' The Fund's investment manager is Cohen & Steers Capital Management, Inc.

                              -------------------
    INVESTING IN PREFERRED SHARES INVOLVES RISKS. SEE 'RISK FACTORS' BEGINNING ON PAGE 21 OF THIS PROSPECTUS.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              -------------------

                                                                 PER SHARE        TOTAL
                                                                ------------   ------------
Public offering price                                             $25,000      $125,000,000
Sales load                                                        $   250      $  1,250,000
Proceeds to the Fund(1)                                           $24,750      $123,750,000

---------

(1) Not including offering expenses payable by the Fund estimated to be $514,750.

    The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

    The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through The Depository Trust Company, on or about July 25, 2001.

                                -------------------
 SALOMON SMITH BARNEY
                                 MERRILL LYNCH & CO.

                                                                    UBS WARBURG

July 20, 2001

    Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this Prospectus. See 'Description of Preferred Shares.' The dividend rate for the initial dividend period will be 3.80% for Series M Preferred Shares and 3.80% for Series W Preferred Shares. The initial dividend period is from the date of issuance through July 30, 2001 for Series M Preferred Shares and through August 1, 2001 for Series W Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auction, usually held every seven days. Investors may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and a secondary market may not provide you with liquidity. The Fund may redeem Preferred Shares as described under 'Description of Preferred Shares -- Redemption.'

    The Preferred Shares will be senior to the Fund's outstanding common shares. Preferred Shares are not listed on an exchange. The Fund's common shares are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'RLF.' It is a condition of closing this offering that the Preferred Shares be offered with a rating of 'AAA' from Standard & Poor's Ratings Services ('S&P') and of 'aaa' from Moody's Investors Service, Inc. ('Moody's').

    This Prospectus sets forth concisely information about the Fund you should know before investing. You should read the Prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated July 20, 2001 (the 'SAI'), containing additional information about the Fund, has been filed with the Securities and Exchange Commission ('SEC') and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You can review the table of contents of the SAI on page 53 of this Prospectus. You may request a free copy of the SAI by calling
(800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the SEC web site (http://www.sec.gov).

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4

Financial Highlights........................................   15

The Fund....................................................   16

Use of Proceeds.............................................   16

Capitalization..............................................   17

Investment Objectives and Policies..........................   18

Risk Factors................................................   21

How the Fund Manages Risk...................................   28

Description of Preferred Shares.............................   29

The Auction.................................................   38

Management of the Fund......................................   41

Certain Provisions of the Charter and By-Laws...............   44

Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   46

Federal Taxation............................................   46

Description of Common Shares................................   49

Conversion to Open-End Fund.................................   50

Underwriting................................................   51

Legal Opinions..............................................   52

Independent Auditors........................................   52

Further Information.........................................   52

Table of Contents for the Statement of Additional
  Information...............................................   53

                               PROSPECTUS SUMMARY

    This is only a summary. This summary does not contain all of the information that you should consider before investing in Preferred Shares. You should review the more detailed information contained in this Prospectus and in the SAI, especially the information set forth under the heading 'Risk Factors.'

The Fund.....................................  The Fund is a recently organized, non-diversified, closed-end management
                                               investment company. The Fund was organized as a
                                               Maryland corporation on June 21, 2000 and is
                                               registered under the Investment Company Act of
                                               1940, as amended (the '1940 Act'). The Fund
                                               commenced investment operations on May 31, 2001
                                               upon the closing of an initial public offering
                                               of 22,000,000 common shares, par value $0.001
                                               per share ('Common Shares'). As of July 9, 2001,
                                               the Fund had 24,862,900 Common Shares
                                               outstanding and net assets of $363,537,209. The
                                               Fund's principal office is located at 757 Third
                                               Avenue, New York, New York 10017, and its
                                               telephone number is (212) 832-3232.

The Offering.................................  We are offering 2,500 Series M Preferred Shares, par value $0.001 and 2,500 Series W Preferred
                                               Shares, par value $0.001 (collectively, the
                                               'Preferred Shares'), each at a purchase price of
                                               $25,000 per share plus dividends, if any, that
                                               have accumulated from the date the Fund first
                                               issues the Preferred Shares. The Preferred
                                               Shares are offered through a group of
                                               underwriters led by Salomon Smith Barney Inc.,
                                               Merrill Lynch, Pierce, Fenner & Smith
                                               Incorporated and UBS Warburg LLC.

                                               The Preferred Shares entitle their holders to
                                               receive cash dividends at an annual rate that
                                               may vary for the successive dividend periods for
                                               the Preferred Shares. In general, except as
                                               described under ' -- Dividends and Dividend
                                               Periods' below and 'Description of Preferred
                                               Shares -- Dividends and Dividend Periods,' the
                                               dividend period for the Preferred Shares will be
                                               seven days. The auction agent will determine the
                                               dividend rate for a particular period by an
                                               auction conducted on the business day
                                               immediately prior to the start of that dividend
                                               period. See 'The Auction.'
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
                                               The Preferred Shares are not listed on an
                                               exchange. Instead, investors may buy or sell
                                               Preferred Shares in an auction by submitting
                                               orders to broker-dealers that have entered into
                                               an agreement with the auction agent and the
                                               Fund.

                                               Generally, investors in Preferred Shares will
                                               not receive certificates representing ownership
                                               of their shares. The securities depository (The
                                               Depository Trust Company or any successor) or
                                               its nominee for the account of the investor's
                                               broker-dealer will maintain record ownership of
                                               Preferred Shares in book-entry form. An
                                               investor's broker-dealer, in turn, will maintain
                                               records of that investor's beneficial ownership
                                               of Preferred Shares.

Ratings......................................  The Fund will issue Preferred Shares only if such shares have received a credit quality
                                               rating of 'AAA' from Standard & Poor's Rating
                                               Services ('S&P') and 'aaa' from Moody's
                                               Investors Service, Inc. ('Moody's').

Investment Objectives and Policies...........  Our primary investment objective is high current income through investment in real estate
                                               securities. Capital appreciation is a secondary
                                               investment objective. Our investment objectives
                                               and certain investment policies are considered
                                               fundamental and may not be changed without
                                               stockholder approval. See 'Investment Objectives
                                               and Policies.'

                                               Under normal market conditions, we invest at
                                               least 90% of our total assets in common stocks,
                                               preferred stocks and other equity securities
                                               issued by real estate companies, such as REITs.
                                               At least 80% of our total assets will be
                                               invested in income producing equity securities
                                               issued by REITs, and substantially all of the
                                               equity securities of real estate companies in
                                               which we invest are traded on a national
                                               securities exchange or in the over-the-counter
                                               markets.

                                               A real estate company generally derives at least
                                               50% of its revenue from real estate or has at
                                               least 50% of its assets in real estate. A REIT
                                               is a company dedicated to owning, and usually
                                               operating, income producing real estate, or to
                                               financing real estate. REITs are generally


                                       5




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
                                               not taxed on income distributed to stockholders
                                               provided they distribute to their stockholders
                                               substantially all of their income and otherwise
                                               comply with the requirements of the Internal
                                               Revenue Code of 1986, as amended (the 'Code').
                                               As a result, REITs generally pay relatively high
                                               dividends (as compared to other types of
                                               companies) and the Fund intends to use these
                                               REIT dividends in an effort to meet its
                                               objective of high current income. We may invest
                                               up to 10% of our total assets in debt securities
                                               issued or guaranteed by real estate companies.
                                               It is our current intention to invest
                                               approximately 75% of our total assets in common
                                               stock of real estate companies and approximately
                                               25% of our total assets in preferred stock of
                                               real estate companies, although the actual
                                               percentage of common and preferred stocks in our
                                               investment portfolio may vary over time. We will
                                               not invest more than 25% of the Fund's total
                                               assets in preferred stock or debt securities
                                               rated below investment grade (commonly known as
                                               'junk bonds') or unrated securities of
                                               comparable quality. We will not invest more than
                                               10% of our total assets in illiquid real estate
                                               securities. All of our investments will be in
                                               securities of U.S. issuers and we will generally
                                               not invest more than 10% of our total assets in
                                               the securities of one issuer. There can be no
                                               assurance that our investment objectives will be
                                               achieved. See 'Investment Objectives and
                                               Policies.'

Principal Investment Risks...................  Risk is inherent in all investing. Therefore, before investing in Preferred Shares and the
                                               Fund you should consider certain risks
                                               carefully. The primary risks of investing in
                                               Preferred Shares are:

                                                 the Fund will not be permitted to declare
                                                 dividends or other distributions with respect to
                                                 your Preferred Shares or redeem your Preferred
                                                 Shares unless the Fund meets certain asset
                                                 coverage requirements;

                                                 if an auction fails, you may not be able to sell
                                                 some or all of your Preferred Shares;

                                                 you may receive less than the price you paid for
                                                 your Preferred Shares if you sell them outside
                                                 of the

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
                                                 auction, especially when market interest rates
                                                 are rising;

                                                 a rating agency could downgrade the rating
                                                 assigned to the Preferred Shares, which could
                                                 affect liquidity;

                                                 the Fund may be forced to redeem your Preferred
                                                 Shares to meet regulatory or rating agency
                                                 requirements or may voluntarily redeem your
                                                 shares in certain circumstances;

                                                 in certain circumstances the Fund may not earn
                                                 sufficient income from its investments to pay
                                                 dividends on Preferred Shares;

                                                 the value of the Fund's investment portfolio may
                                                 decline, reducing the asset coverage for the
                                                 Preferred Shares; and

                                                 if an issuer of a common stock in which the Fund
                                                 invests experiences financial difficulties or
                                                 if an issuer's preferred stock or debt security
                                                 is downgraded or defaults or if an issuer in
                                                 which the Fund invests is affected by other
                                                 adverse market factors, there may be a negative
                                                 impact on the income and/or asset value of the
                                                 Fund's investment portfolio.

                                               In addition, although the offering of Preferred
                                               Shares is conditioned upon receipt of ratings of
                                               'AAA' from S&P and 'aaa' from Moody's for the
                                               Preferred Shares, there are additional risks
                                               related to the investment policies of the Fund,
                                               such as:

                                               Real Estate Risks. Since we concentrate our
                                               assets in the real estate industry, the Fund's
                                               investments will be closely linked to the
                                               performance of the real estate markets. Property
                                               values may fall due to increasing vacancies or
                                               declining rents resulting from economic, legal,
                                               cultural or technological developments. REIT
                                               prices also may drop because of the failure of
                                               borrowers to pay their loans and poor
                                               management. Many REITs utilize leverage, which
                                               increases investment risk and could adversely
                                               affect a REIT's operations and market value in
                                               periods of rising interest rates as well as
                                               risks normally associated with debt financing.
                                               In addition, there are specific risks associated
                                               with

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
                                               particular sectors of real estate investments
                                               such as retail, office, hotel, healthcare, and
                                               multifamily properties.

                                               We may also invest in preferred stocks and debt
                                               securities of real estate companies. These
                                               securities also are more sensitive to changes in
                                               interest rates than common stocks. When interest
                                               rates rise, the value of preferred stocks and
                                               debt securities may fall.

                                               Lower-rated Securities Risk. Lower-rated
                                               preferred stock or debt securities, or
                                               equivalent unrated securities, which are
                                               commonly known as 'junk bonds,' generally
                                               involve greater volatility of price and risk of
                                               loss of income and principal, and may be more
                                               susceptible to real or perceived adverse
                                               economic and competitive industry conditions
                                               than higher grade securities. It is reasonable
                                               to expect that any adverse economic conditions
                                               could disrupt the market for lower-rated
                                               securities, have an adverse impact on the value
                                               of those securities, and adversely affect the
                                               ability of the issuers of those securities to
                                               repay principal and interest on those
                                               securities.

                                               For further discussion of the risks associated
                                               with investing in the Preferred Shares and the
                                               Fund, see 'Risk Factors.'

Interest Rate Transactions...................  In connection with the sale of the Preferred
                                               Shares, we may enter into interest rate swap or
                                               cap transactions. The use of interest rate swaps
                                               and caps is a highly specialized activity that
                                               involves investment techniques and risks
                                               different from those associated with ordinary
                                               portfolio security transactions. In an interest
                                               rate swap, the Fund would agree to pay to the
                                               other party to the interest rate swap (which is
                                               known as the 'counterparty') a fixed rate
                                               payment in exchange for the counterparty
                                               agreeing to pay to the Fund a variable rate
                                               payment that is intended to approximate the
                                               Fund's variable rate payment obligation on the
                                               Preferred Shares. The payment would be based on
                                               the notional amount of the swap. In an interest
                                               rate cap, the Fund would pay a premium to the
                                               counterparty to


                                       8




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
                                               the interest rate cap and, to the extent that a
                                               specified variable rate index exceeds a
                                               predetermined fixed rate, would receive from the
                                               counterparty payments of the difference based on
                                               the notional amount of such cap. If the
                                               counterparty to an interest rate swap or cap
                                               defaults, the Fund would be obligated to make
                                               the payments that it had intended to avoid.
                                               Depending on the general state of short-term
                                               interest rates and the returns on the Fund's
                                               portfolio securities at that point in time, this
                                               default could negatively impact the Fund's
                                               ability to make dividend payments on the
                                               Preferred Shares. In addition, at the time an
                                               interest rate swap or cap transaction reaches
                                               its scheduled termination date, there is a risk
                                               that the Fund will not be able to obtain a
                                               replacement transaction or that the terms of the
                                               replacement will not be as favorable as on the
                                               expiring transaction. If this occurs, it could
                                               have a negative impact on the Fund's ability to
                                               make dividend payments on the Preferred Shares.
                                               If the Fund fails to maintain the required asset
                                               coverage on the outstanding Preferred Shares or
                                               fails to comply with other covenants, the Fund
                                               may be required to redeem some or all of these
                                               shares. Such redemption likely would result in
                                               the Fund seeking to terminate early all or a
                                               portion of any swap or cap transaction. Early
                                               termination of the swap could result in a
                                               termination payment by or to the Fund. Early
                                               termination of a cap could result in a
                                               termination payment to the Fund. The Fund
                                               intends to maintain in a segregated account with
                                               its custodian cash or liquid securities having a
                                               value at least equal to the value of the Fund's
                                               net payment obligations under any swap
                                               transaction, marked to market daily. We would
                                               not enter into interest rate swap or cap
                                               transactions having a notional amount that
                                               exceeded the outstanding amount of the Preferred
                                               Shares. See 'How the Fund Manages Risk --
                                               Interest Rate Transactions' for additional
                                               information.

Investment Manager...........................  Cohen & Steers Capital Management, Inc. (the
                                               'Investment Manager') is the investment manager
                                               pursuant to an investment management agreement.
                                               The


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
                                               Investment Manager, which was formed in 1986, is
                                               a leading firm specializing in the management of
                                               real estate securities portfolios and as of June
                                               30, 2001 had approximately $5.7 billion in
                                               assets under management. Its clients include
                                               pension plans, endowment funds and mutual funds,
                                               including the largest open-end and closed-end
                                               real estate funds. See 'Management of the
                                               Fund -- Investment Manager.' The Investment
                                               Manager's client accounts are invested
                                               principally in real estate securities and the
                                               Investment Manager focuses exclusively in real
                                               estate. The Investment Manager also is
                                               responsible for providing administrative
                                               services and assisting the Fund with operational
                                               needs pursuant to an administration agreement.
                                               In accordance with the terms of the
                                               administration agreement, the Fund has entered
                                               into an agreement with State Street Bank and
                                               Trust Company ('State Street Bank') to perform
                                               certain administrative functions subject to the
                                               supervision of the Investment Manager. See
                                               'Management of the Fund -- Administration and
                                               Sub-Administration Agreement.'

Dividends and Dividend Periods...............  The table below shows the dividend rates, the dividend payment dates and the number of days
                                               for the initial dividend periods on Preferred
                                               Shares offered in this Prospectus. For
                                               subsequent dividend periods, Preferred Shares
                                               will pay dividends based on a rate set at
                                               auctions, normally held every seven days. In
                                               most instances, dividends are also payable every
                                               seven days, on the first business day following
                                               the end of the dividend period. If the day on
                                               which dividends otherwise would be paid is not a
                                               business day, then dividends will be paid on the
                                               first business day that falls after that day.
                                               The dividend payment date for special dividend
                                               periods of more than seven days will be set out
                                               in the notice designating a special dividend
                                               period. Dividends on Preferred Shares will be
                                               cumulative from the date the shares are first
                                               issued and will be paid out of legally available
                                               funds.
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
                                                                                 DIVIDEND
                                                                   INITIAL     PAYMENT DATE        NUMBER OF
                                                                   DIVIDEND     FOR INITIAL     DAYS OF INITIAL
                                                 PREFERRED SHARES    RATE     DIVIDEND PERIOD   DIVIDEND PERIOD
                                                 ----------------    ----     ---------------   ---------------
                                                 Series M........    3.80%     July 31, 2001           6
                                                 Series W........    3.80%    August 2, 2001           8

                                               The Fund may, subject to certain conditions,
                                               designate special dividend periods of more than
                                               seven days.

                                               Any designation of a special dividend period
                                               shall be effective only if (i) notice thereof
                                               shall have been given as provided for in the
                                               Charter, (ii) any failure to pay in a timely
                                               matter to the Auction Agent the full amount of
                                               any dividend on, or the redemption price of,
                                               each Series shall have been cured as provided
                                               for in the Charter, (iii) the auction to which
                                               the special dividend period was designated was
                                               not a failed auction (iv) the Fund shall have
                                               deposited with the Paying Agent all funds
                                               necessary for redemption if the Fund shall have
                                               mailed a notice of redemption with respect to
                                               any Preferred Shares, and (v) the Fund has
                                               confirmed that as of the auction date next
                                               preceding the first day of such special dividend
                                               period, it has assets with an aggregate
                                               discounted value at least equal to the Preferred
                                               Shares Basic Maintenance Amount (as defined
                                               below), and the Fund has consulted with the
                                               broker-dealers and has provided notice of such
                                               designation and a Preferred Shares Basic
                                               Maintenance Certificate to each rating agency.

                                               See 'Description of Preferred
                                               Shares -- Dividends and Dividend Periods' and
                                               ' -- Designation of Special Dividend Periods'
                                               and 'The Auction.'

Asset Maintenance............................  Under the Fund's Articles Supplementary for
                                               Preferred Shares, which establishes and fixes
                                               the rights and preferences of the shares of each
                                               series of Preferred Shares, the Fund must
                                               maintain:

                                                 asset coverage of the Preferred Shares as
                                                 required by the rating agency or agencies rating
                                                 the Preferred Shares, and
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
                                                asset coverage of at least 200% with respect to
                                                senior securities that are stock, including the
                                                Preferred Shares.

                                               In the event that the Fund does not maintain or
                                               cure these coverage tests, some or all of the
                                               Preferred Shares will be subject to mandatory
                                               redemption. See 'Description of Preferred
                                               Shares -- Redemption.'

                                               Based on the composition of the Fund's portfolio
                                               as of July 9, 2001, the asset coverage of the
                                               Preferred Shares as measured pursuant to the
                                               1940 Act would be approximately 389% if the Fund
                                               were to issue all of the Preferred Shares
                                               offered in this Prospectus, representing
                                               approximately 26% of the Fund's managed assets
                                               (as defined below).

Redemption...................................  The Fund does not expect to and ordinarily will not redeem Preferred Shares. However, under the
                                               Articles Supplementary, it may be required to
                                               redeem Preferred Shares in order, for example,
                                               to meet an asset coverage ratio or to correct a
                                               failure to meet a rating agency guideline in a
                                               timely manner. The Fund may also voluntarily
                                               redeem Preferred Shares without the consent of
                                               holders of the Preferred Shares under certain
                                               conditions. See 'Description of Preferred
                                               Shares -- Redemption.'

Liquidation Preference.......................  The liquidation preference (that is, the amount the Fund must pay to holders of Preferred Shares
                                               if the Fund is liquidated) for Preferred Shares
                                               will be $25,000 per share plus accumulated but
                                               unpaid dividends, if any, whether or not earned
                                               or declared.

Voting Rights................................  The 1940 Act requires that the holders of
                                               Preferred Shares, and the holders of any other
                                               series of preferred stock of the Fund, voting as
                                               a separate class, have the right to:

                                                elect at least two directors at all times, and

                                                elect a majority of the directors if at any time
                                                the Fund fails to pay dividends on either series
                                                of Preferred Shares, or any other series of
                                                preferred stock of the Fund, for two full years
                                                and will continue to be so represented until
                                                all dividends in arrears have been paid or
                                                otherwise provided for.
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

                                               The holders of Preferred Shares, and the holders
                                               of any other series of preferred stock of the
                                               Fund, will vote as a separate class or series on
                                               other matters as required under the Fund's
                                               Amended and Restated Articles of Incorporation
                                               (which, as hereafter amended, restated or
                                               supplemented from time to time, is together with
                                               the Articles Supplementary, referred to as the
                                               'Charter'), the 1940 Act and Maryland law. Each
                                               Common Share, each Preferred Share, and each
                                               share of any other series of preferred stock of
                                               the Fund is entitled to one vote per share.

Federal Income Taxation......................  The distributions with respect to Preferred
                                               Shares (other than distributions in redemption
                                               of Preferred Shares subject to Section 302(b) of
                                               the Code) will constitute dividends to the
                                               extent of the Fund's current or accumulated
                                               earnings and profits, as calculated for federal
                                               income tax purposes. Such dividends generally
                                               will be taxable as ordinary income to holders.
                                               Distributions of net capital gain that are
                                               designated by the Fund as capital gain dividends
                                               will be treated as long-term capital gains in
                                               the hands of holders receiving such
                                               distributions. The Internal Revenue Service
                                               ('IRS') currently requires that a regulated
                                               investment company that has two or more classes
                                               of stock allocate to each such class
                                               proportionate amounts of each type of its income
                                               (such as ordinary income and capital gains)
                                               based upon the percentage of total dividends
                                               distributed to each class for the tax year.
                                               Accordingly, the Fund intends each year to
                                               allocate capital gain dividends as between its
                                               Common Shares, Series M Preferred Shares and
                                               Series W Preferred Shares in proportion to the
                                               total dividends paid to each class during or
                                               with respect to such year. Ordinary income
                                               dividends and dividends qualifying for the
                                               dividends received deduction will similarly be
                                               allocated between classes. See 'Federal
                                               Taxation.'

Secondary Market Trading.....................  Broker-dealers may, but are not obligated to, maintain a secondary trading market in Preferred
                                               Shares outside of auctions. There can be no
                                               assurance that a

                                               secondary market will provide owners with
                                               liquidity. You may transfer shares outside of
                                               auctions only to or through a broker-dealer that
                                               has entered into an agreement with the auction
                                               agent and the Fund or other persons as the Fund
                                               permits.

Custodian, Auction Agent, Transfer Agent,
  Dividend Paying Agent and Registrar........  State Street Bank serves as the Fund's custodian. Bankers Trust Company serves as
                                               auction agent, transfer agent, dividend paying
                                               agent and registrar for the Preferred Shares.

                              FINANCIAL HIGHLIGHTS

    Information contained in the table below under the headings 'Per Share Operating Performance' and 'Ratios/Supplemental Data' shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on May 31, 2001 through July 9, 2001. Because the Fund was recently organized and commenced investment operations on May 31, 2001, the table covers less than six weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in real estate securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                 For the Period
                                                               From May 31, 2001*
                                                              through July 9, 2001
                                                                   (Unaudited)
                                                                   -----------
PER SHARE OPERATING PERFORMANCE
-------------------------------
Net Asset Value, Beginning of Period........................         $ 14.33
Less Offering Cost..........................................         $ (0.03)
                                                                     -------
Income From Investment Operations:
   Net Investment Income....................................         $  0.12
   Net Realized and Unrealized Gain/(Loss) on Investments...         $  0.20
                                                                     -------
       Total From Investment Operations.....................         $  0.29
                                                                     -------
Less Dividends and Distributions to Shareholders from:
   Net Investment Income....................................         $  0.00
   Net Realized Gain on Investments.........................         $  0.00
   Tax Return of Capital....................................         $  0.00
                                                                     -------
       Total Dividends and Distributions to Shareholders....         $  0.00
                                                                     -------
Net Increase/(Decrease) in Net Assets.......................         $  0.29
                                                                     -------
Net Asset Value, End of Period..............................         $ 14.62
                                                                     -------
                                                                     -------
Per Share Market Value, End of Period.......................         $ 15.16
                                                                     -------
Total Return on NAV.........................................            2.02%(1)
                                                                     -------
                                                                     -------
Total Investment Return on Market Value.....................            1.07%(1)
                                                                     -------
                                                                     -------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
   Net Assets, End of Period (In millions)..................         $ 363.5
                                                                     -------
                                                                     -------
   Ratio of Expenses to Average Daily Net Assets
     (Before Expense Reduction).............................            1.15%(2)(3)
                                                                     -------
                                                                     -------
   Ratio of Expenses to Average Daily Net Assets
     (Net of Expense Reduction).............................            0.73%(2)
                                                                     -------
                                                                     -------
   Ratio of Net Investment Income to Average Daily Net
     Assets
     (Before Expense Reduction).............................            8.04%(2)(3)
                                                                     -------
                                                                     -------
   Ratio of Net Investment Income to Average Daily Net
     Assets
     (Net of Expense Reduction).............................            8.46%(2)(3)
                                                                     -------
                                                                     -------
   Portfolio Turnover Rate..................................               0%(1)
                                                                     -------
                                                                     -------

---------
 * Date of commencement of operations
(1) Not annualized
(2) Annualized
(3) The Investment Manager has agreed to waive a portion of its investment management fees in the amount of 0.42% of average daily managed assets for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 0.21% in year 8, 0.14% of average daily managed assets in year 9 and 0.07% of average daily managed assets in year 10.

                                    THE FUND

    The Fund is a recently organized, non-diversified, closed-end management investment company. We were organized as a Maryland corporation on June 21, 2000 and are registered as an investment company with the SEC under the 1940 Act. The Fund issued an aggregate of 22,000,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of this initial public offering on May 31, 2001. On June 19, 2001 and July 9, 2001, the Fund issued 2,000,000 and 855,900 additional Common Shares, respectively, in connection with partial exercises by the underwriters of the over-allotment option. The Fund's Common Shares are traded on the NYSE under the symbol 'RLF.' The Fund's principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

    The following provides information about the Fund's outstanding shares as of July 9, 2001:

                                       AMOUNT HELD
                      AMOUNT         BY THE FUND OR           AMOUNT
TITLE OF CLASS      AUTHORIZED       FOR ITS ACCOUNT       OUTSTANDING
--------------      ----------       ---------------       -----------
Common Shares       99,995,000            - 0 -             24,862,900
Preferred
    Shares
  Series M               2,500            - 0 -               - 0 -
  Series W               2,500            - 0 -               - 0 -

                                USE OF PROCEEDS

    We estimate the net proceeds of this offering of Preferred Shares, after payment of the sales load and offering expenses, will be $123,235,250. The net proceeds will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within four months of the completion of this offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                                 CAPITALIZATION

    The following table sets forth the unaudited capitalization of the Fund as of July 9, 2001, and as adjusted to give effect to the issuance of the Preferred Shares offered in this Prospectus.

                                                               ACTUAL      AS ADJUSTED
                                                               ------      -----------
                                                                    (UNAUDITED)
SHAREHOLDERS' EQUITY:
    Preferred Shares, $0.001 par value, $25,000
      liquidation value; 5,000 shares authorized (no
      shares issued and 2,500 Series M Preferred Shares
      and 2,500 Series W Preferred Shares issued, as
      adjusted, respectively).............................  $         --   $125,000,000
    Common Shares, $.001 par value per share; 99,995,000
      shares authorized, 24,862,900 shares outstanding....  $     24,863   $     24,863
    Paid-in surplus.......................................  $355,416,180   $353,651,430
    Balance of undistributed net investment income........  $  3,020,396   $  3,020,396
    Accumulated net realized gain (loss) from investment
      transactions........................................            --             --
    Net unrealized appreciation (depreciation) of
      investments.........................................  $  5,075,770   $  5,075,770
    Net assets............................................  $363,537,209   $486,772,459

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

    Our primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by our Board of Directors without the approval of stockholders, although we have no current intention of doing so. The Fund has a fundamental investment policy of concentrating its investments in the U.S. real estate industry and not in any other industry. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs. At least 80% of our total assets will be invested in income producing equity securities issued by REITs. We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') or unrated securities of comparable quality. See Appendix B in the SAI for a description of bond ratings. We will not invest more than 10% of assets in illiquid real estate securities. These two policies are fundamental. We will invest only in securities of U.S. issuers and generally will not invest more than 10% of our total assets in the securities of one issuer.

    We will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See 'How the Fund Manages Risk -- Interest Rate Transactions.' There can be no assurance that our investment objectives will be achieved.

INVESTMENT STRATEGIES

    In making investment decisions on behalf of the Fund, the Investment Manager relies on a fundamental analysis of each company. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its industry and sector position, and economic and market conditions. The Investment Manager also evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    Real Estate Companies. For purposes of our investment policies, a real estate company is one that:

     derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

     has at least 50% of its assets in such real estate.

    Under normal market conditions, we will invest at least 90% of our total assets in the equity securities of real estate companies. These equity securities can consist of:

     common stocks (including REIT shares);

     preferred stocks;

     rights or warrants to purchase common and preferred stocks; and

     securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value.

    Real Estate Investment Trusts. We invest at least 80% of our total assets in income producing equity securities of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to stockholders if, among other things, it distributes to its stockholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of our investment objectives.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. We do not currently intend to invest more than 10% of our total assets in Mortgage REITs or Hybrid REITs.

    Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager expects to invest approximately 75% of our total assets in common stock of real estate companies and approximately 25% in preferred shares of REITs. The actual percentage of common and preferred stocks in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

    Debt Securities. We may invest a maximum of 10% of our total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

    Lower-rated Securities. We may invest no more than 25% of our total assets in preferred stock and debt securities rated below investment grade (commonly known as 'junk bonds') and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than 'BBB' by S&P or lower than 'Baa' by Moody's, are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in high yield securities that are rated 'CCC' or higher by S&P, or rated 'Caa' or higher by Moody's, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities that are in default at the time of purchase. For a description of bond ratings, see Appendix B of the SAI.

    Illiquid Securities. We will not invest more than 10% of our total net assets in illiquid real estate securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price that approximates its fair value.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper.

                                  RISK FACTORS

    Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES

    Leverage Risk. The Fund uses financial leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this Prospectus, the amount of leverage will represent approximately 26% of the Fund's managed assets (as defined below).

    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. As long as the Preferred Shares are outstanding, the Fund does not intend to utilize other forms of leverage.

    Because the fee paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value ('NAV') of the Common Shares plus the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

    Interest Rate Risk. The Fund issues Preferred Shares, which pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to stockholders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See 'How the Fund Manages Risk.'

    Auction Risk. You may not be able to sell your Preferred Shares at an auction if the auction fails, i.e., if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See 'Description of Preferred Shares' and 'The Auction.'

    Secondary Market Risk. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special dividend period.

    Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that S&P assigns a rating of 'AAA' and Moody's assigns a rating of 'aaa' to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, S&P or another rating agency then rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares, which will be a rate higher than is payable currently on the Preferred Shares. See 'Description of Preferred Shares -- Rating Agency Guidelines' for a description of the asset maintenance tests the Fund must meet.

    Portfolio Security Risk. Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of real estate companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') by S&P or Moody's, or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which could jeopardize the rating agencies' ratings of the Preferred Shares. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and could result in the redemption of some or all of the Preferred Shares.

    Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See 'Federal Taxation.'

GENERAL RISKS OF INVESTING IN THE FUND

    Limited Operating History. We are a recently organized, non-diversified, closed-end management investment company with a limited operating history.

    Stock Market Risk. Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.

    General Risks of Securities Linked to the Real Estate Market. We will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of our policy of concentration in the securities of companies in the real estate industry, we are also subject to the risks associated with the direct ownership of real estate. These risks include:

     declines in the value of real estate

     risks related to general and local economic conditions

     possible lack of availability of mortgage funds

     overbuilding

     extended vacancies of properties

     increased competition

     increases in property taxes and operating expenses

     changes in zoning laws

     losses due to costs resulting from the clean-up of environmental problems liability to third parties for damages resulting from environmental problems casualty or condemnation losses

     limitations on rents
     changes in neighborhood values and the appeal of properties to tenants changes in interest rates

    Thus, the value of our portfolio securities may change at different rates compared to the value of portfolio securities of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis. These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios, secured debt-to-total asset ratios and other contractual obligations, may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

    Non-Controlled Property Management. The ability of a REIT to manage properties that it does not own is limited by the Code and therefore a REIT is dependent upon entities it does not control for the management and operation of its business.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company. As of June 30, 2001, the market capitalization of REITs ranged in size from approximately $4.0 million to approximately $12.9 billion.

    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

    Preferred Stocks and Debt Securities Risk. In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

    Lower-Rated Securities. Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. We may invest in high yield securities that are rated 'CCC' or higher by S&P or 'Caa' or higher by Moody's or unrated securities that are determined by the Investment Manager to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

    Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the

NAV of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

    The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares voting as a separate class. The Fund will not invest more than 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') or unrated securities of comparable quality. We will not invest more than 10% of our total assets in illiquid real estate securities. All of our investments will be in securities of U.S. issuers and we will generally not invest more than 10% of our total assets in the securities of one issuer. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from S&P or Moody's on the Preferred Shares. See 'Investment Restrictions' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

INTEREST RATE TRANSACTIONS

    In order to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares. The payment would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could negatively impact the Fund's ability to make dividend payments on the Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Preferred Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Preferred Shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the Preferred Shares, if the Fund fails to maintain the required asset coverage on the outstanding Preferred Shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the Preferred Shares. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in the termination payment by or to the Fund. Early termination of a cap could result in the termination payment to the Fund.

    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. We would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Preferred Shares.

                        DESCRIPTION OF PREFERRED SHARES

    The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Fund's Charter, filed as an exhibit to the Fund's registration statement on Form N-2, which establishes and fixes the rights and preferences of the Preferred Shares.

GENERAL

    Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of holders of Common Shares. Each Series of Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Preferred Shares of each series will rank on a parity with shares of any other series of Preferred Shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued

Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

DIVIDENDS AND DIVIDEND PERIODS

    General. The following is a general description of dividends and dividend rate periods. See the SAI for a more detailed discussion of this topic. The dividend rates for the initial dividend periods for each Series offered in this Prospectus will be the rates set out on the cover of this Prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at the auction, normally held every seven days, but the rates set at the auction will not exceed the Maximum Rates. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first calendar day after an auction. In most instances, dividends are also paid every seven days, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as 'special dividend periods,' as described below.

    Dividend Payments. Except as provided below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See ' -- Designation of Special Dividend Periods' for a discussion of payment dates for a special dividend period.

    Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

    The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these stockholders will not have funds available until the next business day.

    Dividend Rate Set at Auction. Series M Preferred Shares and Series W Preferred Shares pay dividends based on a rate set at auction. The auction usually is held every seven days, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred

Shares. The auction agent then determines the lowest dividend rate that will result in all of the Preferred Shares continuing to be held. See 'The Auction.'

    Determination of Dividend Rates. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is
360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the dividend rate period includes a holiday.

    If an auction for any subsequent dividend rate period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent dividend period.

    Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the 'maximum rate.' The maximum rate means the applicable percentage of the 'AA' Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by S&P and Moody's:

    MOODY'S CREDIT RATING      S&P CREDIT RATING      APPLICABLE PERCENTAGE
    ---------------------      -----------------      ---------------------
        aa3 or Above             AA - or Above                150%
          a3 to a1                 A - to A+                  160%
        baa3 to baa1             BBB - to BBB+                250%
         Below baa3               Below BBB -                 275%

    Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the auction agent the full amount of any dividend for any Preferred Shares in a timely manner, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no auction will be held for Preferred Shares of that series for the first subsequent dividend period thereafter, and the dividend rate for Preferred Shares of that series for that subsequent dividend period will be the maximum rate.

    However, if the Fund does not effect a timely cure, no auction will be held for Preferred Shares of that series for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for Preferred Shares of that series for each subsequent dividend period will be the default rate.

    The default rate means 300% of the applicable 'AA' Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

    Restrictions on Dividends and Other Distributions. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, Common

Shares) in respect of the Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on Preferred Shares; (2) the Fund has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets both asset coverage requirements described below under ' -- Rating Agency Guidelines.'

    Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL DIVIDEND PERIODS

    The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than every seven days. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its Common Shares. The Fund does not currently expect to hold auctions and pay dividends less frequently than every seven days in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

    Any designation of a special dividend period shall be effective only if
(i) notice thereof shall have been given as provided for in the Charter,
(ii) any failure to pay in a timely matter to the Auction Agent the full amount of any dividend on, or the redemption price of, each Series shall have been cured as provided for in the Charter, (iii) the auction immediately preceding the special dividend period was not a failed auction (iv) the Fund shall have deposited with the Paying Agent all funds necessary for redemption if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below), and the Fund has consulted with the broker-dealers and has provided notice of such designation and a Preferred Shares Basic Maintenance Certificate to each rating agency.

    Before the Fund designates a special dividend period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund must issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

    See the SAI for more information.

VOTING RIGHTS

    Except as noted below, the Fund's Common Shares and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of Preferred Shares, as a separate class, vote to elect two directors, and the holders of the Common Shares and holders of Preferred Shares vote together as a single class to elect the remaining directors. In addition, during any period ('Voting Period') in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of Preferred Shares. The holders of Preferred Shares will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

    In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent directors, will constitute the duly elected directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional directors elected by the holders of the Preferred Shares will terminate.

    So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or Fund receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except
(A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and
(E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the Auction Agent; or
(iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

    In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under 'Investment Restrictions' in the SAI and changes in the Fund's subclassification as a closed-end investment company.

    The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

    The Common Shares and the Preferred Shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of Preferred Shares described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares, voting together as a single class, necessary to authorize the action in question.

    For purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Share will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient Deposit Securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.

RATING AGENCY GUIDELINES

    The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The 'Preferred Shares Basic Maintenance Amount' includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

    The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ('1940 Act Preferred Shares Asset Coverage'). Based on the Fund's assets and liabilities as of July 9, 2001, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares would be computed as follows:

    Value of Fund assets less liabilities
      not constituting senior securities             $486,772,459
      ----------------------------------          =  ------------    =  389%
 Senior securities representing indebtedness         $125,000,000
plus liquidation value of the Preferred Shares

    If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described below under ' -- Redemption.'

    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the Preferred Shares.

    The Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of Preferred Shares, including each Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.

    As described by S&P and Moody's, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

    The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the Preferred Shares.

REDEMPTION

    Mandatory Redemption. If the Fund does not timely cure a failure to
(1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of

Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

    In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may without the consent of the holders of Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

    Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including all outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION

SUMMARY OF AUCTION PROCEDURES

    The following is a brief summary of the auction procedures, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the SAI and the SAI Glossary. The auctions determine the dividend rate for the Preferred Shares, but each dividend rate will not be higher than the maximum rate. See 'Description of Preferred Shares -- Dividends and Dividend Periods.' You may buy, sell or hold Preferred Shares in the auction.

    If you own shares of a series of Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred Shares: sell, bid and hold.

     If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next dividend period's rate will be.

     If you enter a bid (or 'hold at a rate') order, you indicate that you want to sell Preferred Shares only if the next dividend period's rate is less than the rate you specify.

     If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next dividend period's rate will be.

    You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Preferred Shares, but if you fail to submit an order and the dividend period is longer than seven days, the broker-dealer will treat your failure to submit a bid as a sell order.

    If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

    Broker-dealers will submit orders from existing and potential holders of Preferred Shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Preferred Shares. A broker-dealer's failure to submit orders for Preferred Shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund. Neither the Fund nor the Investment Manager may submit an order in any auction, except that any broker-dealer that is an affiliate of the Fund or the Investment Manager may submit orders in an auction, but only if such orders are not for its own account.

    The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% of the purchase price of the Preferred Shares placed by such broker-dealer in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by the broker-dealers at the auction.

    If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Preferred Shares available for purchase in the auction.

    If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Preferred Shares for which they submitted sell orders.

    The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to Preferred Shares and in so doing to help protect the earnings available to pay dividends on Common Shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

    If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares of a series, that is considered an 'all hold' auction and the dividend rate for the next dividend period will be the all hold rate. The 'all hold rate' is 80% of the 'AA' Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to 'AA'-rated securities for time periods that vary depending on the dividend period).

    The auction procedures include a pro rata allocation of Preferred Shares for purchase and sale. This allocation process may result in an existing holders continuing to hold or selling, or a potential holders buying, fewer shares than the number of Preferred Shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

    Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Fund Company. Purchasers will pay for their Preferred Shares through broker-dealers in same-day funds to The Depository Fund Company against delivery to the broker-dealers. The Depository Fund Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

    The first auction for Series M Preferred Shares will be held on Monday, July 30, 2001, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series M Preferred Shares normally will be held every Monday, and each subsequent dividend period for Series M Preferred Shares normally will begin on the following Tuesday.

    The first auction for Series W Preferred Shares will be held on Wednesday, August 1, 2001, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series W Preferred Shares normally will be held every Wednesday, and each subsequent dividend period for Series W Preferred Shares normally will begin on the following Thursday.

    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of either series, and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A                             Owns 500 shares, wants to sell all           Bid order of 4.1% rate for all 500
                                             500 shares if auction rate is less           Shares
                                             than 4.1%

Current Holder B                             Owns 300 shares, wants to hold               Hold order -- will take the auction rate

Current Holder C                             Owns 200 shares, wants to sell all           Bid order of 3.9% rate for all 200
                                             200 shares                                   shares if auction rate is less
                                                                                          than 3.9%

Potential Holder D                           Wants to buy 200 shares                      Places order to buy at or above
                                                                                          4.0%

Potential Holder E                           Wants to buy 300 shares                      Places order to buy at or above
                                                                                          3.9%


Potential Holder F                           Wants to buy 200 shares                      Places order to buy at or above
                                                                                          4.1%



    The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

    The underwriters are not required to make a market in the Preferred Shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

    You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     to a broker-dealer; or

     to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a broker-dealer, a sale or transfer of your Preferred Shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

    Further description of the auction procedures can be found in the SAI.

                             MANAGEMENT OF THE FUND

    The overall management of the business and affairs of the Fund is vested with the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the directors. The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments primarily in REITs with approximately $5.7 billion of assets under management, as of June 30, 2001. Its current clients include pension plans, endowment funds and registered investment companies, including the Fund and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., which are open-end investment companies. Cohen & Steers Realty Shares, Inc. is currently the largest registered investment company that invests primarily in real estate securities. Cohen & Steers' client accounts are invested principally in real estate securities.

INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund (the 'Investment Management Agreement'), the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers, or employees of the Investment Manager.

    For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily managed asset value of the Fund. Managed asset value is the NAV of the Common Shares plus the liquidation preference of any Preferred Shares. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive its investment management fees in the amount of 0.42% of average daily managed assets for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 0.21% of average daily managed assets in year 8, 0.14% of average daily managed assets in year 9 and 0.07% of average daily managed assets in year 10. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any Preferred Shares for leverage.

    The Fund's portfolio managers are:

     Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is, and has been since its inception, President of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

     Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is, and has been since their inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

     Steven R. Brown -- Mr. Brown joined Cohen & Steers in 1992 and, during the past five years, has served as a Senior Vice President in investment research at Cohen & Steers Capital Management, Inc. He is a member of the National Association of Real Estate Investment Trusts and ICSC and currently serves on the ICSC Research Advisory Task Force.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager provides certain administrative and accounting functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to on an annual basis 0.02% of the Fund's managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets in the Fund at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment

Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at 0.040%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund's custodian.

                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

    The Fund has provisions in its Charter and By-Laws, as amended and restated, ('By-Laws') that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and Preferred Shares outstanding at the time, voting as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and
(ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and Preferred Shares outstanding at the time, voting as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and Preferred Shares outstanding at the time, voting as a single class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the Common Shares and Preferred Shares outstanding at the time, voting as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business

Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

        (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

    However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    These provisions are in addition to any special voting rights granted to the holders of the Preferred Shares in the Charter. See 'Description of Preferred Shares -- Voting Rights.' The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.

    Reference is made to the Charter and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                       CUSTODIAN, AUCTION AGENT, TRANSFER
                   AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    Bankers Trust Company, whose principal place of business is Four Albany Street, New York, New York 10006, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares. State Street Bank, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments. Neither Bankers Trust Company nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                                FEDERAL TAXATION

    The following discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

FEDERAL INCOME TAX TREATMENT OF THE FUND

    The Fund intends to qualify annually and to elect to be taxed as a regulated investment company under Subchapter M of the Code (a 'RIC'). To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived from its business of investing in stock or securities or foreign currencies (the 'Income Requirement'); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which the Fund controls and are engaged in the same or similar or related trades or business.

    For each taxable year that the Fund qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, and determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for that year (the 'Distribution Requirement'). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and (b) the stockholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

    The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC but will subject the Fund to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain and
(ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities. For federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's gross income.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF PREFERRED SHARES

    Based in part on its lack of any present intention to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

    Distributions of investment company taxable income, including net short-term capital gain, if any, realized by the Fund will be taxable to its stockholders as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a stockholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares, Series M Preferred Shares and Series W Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Ordinary income dividends and dividends qualifying for the dividends received deduction will similarly be allocated between the two classes. Distributions in excess of the Fund's earnings and profits, if any, however, will not be allocated proportionately among the Preferred Shares and the Common Shares. Since the Fund's earnings and profits will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

SALE OF SHARES

    The sale or other disposition of Preferred Shares generally will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares generally will recognize gain or loss in an amount equal to the difference between their respective bases in the Preferred Shares and the amount received in exchange therefor. If the Preferred Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

    Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 20% (or 18% for capital assets held for more than five years and whose holding periods begin after December 31,
2000). However, any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or credited to the holder as an undistributed capital gain) with respect to such shares. Also, any loss realized upon a taxable disposition of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Preferred Shares acquired.

BACKUP WITHHOLDING

    The Fund may be required to withhold, for U.S. federal income taxes, a portion of all dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION

    Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and non-federal income tax consequences to them of an investment in Preferred Shares.

FURTHER INFORMATION

    The SAI summarizes further federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

                          DESCRIPTION OF COMMON SHARES

    The Fund is authorized to issue 99,995,000 Common Shares, par value $.001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange, redemption or cumulative voting rights. Holders of Common Shares are entitled to one vote per share. Whenever Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

                          CONVERSION TO OPEN-END FUND

    The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Description of Preferred Shares -- Voting Rights' and 'Certain Provisions of the Charter and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

                                  UNDERWRITING

    The underwriters named below (the 'underwriters'), acting through Salomon Smith Barney Inc., have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund (the 'Underwriting Agreement') to purchase, and the Fund has agreed to sell, the number of Preferred Shares set forth opposite their respective names offered in this Prospectus.

                                           NUMBER OF          NUMBER OF
                                            SERIES M           SERIES W
UNDERWRITER                             PREFERRED SHARES   PREFERRED SHARES
-----------                             ----------------   ----------------
Salomon Smith Barney Inc. ............       1,250              1,250
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated........................         750                750
UBS Warburg LLC.......................         500                500
                                             -----              -----
    Total.............................       2,500              2,500
                                             -----              -----
                                             -----              -----

    The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Preferred Shares if they purchase any of the shares. The Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments to the underwriters may be required to make for any of those liabilities.

    The Fund has been advised by the underwriters that they propose initially to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $21.875 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the initial public offering on or before July 25, 2001.

    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described above after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker dealers and receive fees as set forth under 'The Auction' and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

    The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Preferred Shares offered by this Prospectus are being passed on for the Fund by Simpson Thacher & Bartlett, New York, New York, and certain other legal matters will be passed on for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts. Venable, Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland law.

                              INDEPENDENT AUDITORS

    The statement of assets and liabilities of the Fund at May 21, 2001 and the related statement of operations for the one day then ended have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their report given upon PricewaterhouseCoopers LLP's authority as experts in accounting and auditing. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.

                              FURTHER INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

    This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Fund and Preferred Shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The Fund's SAI dated July 20, 2001 contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the Fund's Registration Statement, the SAI , other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.cohenandsteers.com.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
General Information.........................................    3
Additional Information about Fund Investment Objectives and
  Policies..................................................    3
Investment Restrictions.....................................    5
Management of the Fund......................................    7
Portfolio Transactions......................................   12
Determination of Net Asset Value............................   13
Additional Information Concerning the Auctions for Preferred
  Shares....................................................   14
Description of Preferred Shares.............................   24
S&P and Moody's Guidelines..................................   36
Federal Taxation............................................   45
Performance Data and Index Returns..........................   49
Experts.....................................................   50
Report of Independent Accountants...........................   51
Financial Statements........................................   52
Appendix A: Glossary........................................  A-1
Appendix B: Ratings of Investments..........................  B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $125,000,000

                            COHEN & STEERS ADVANTAGE
                            INCOME REALTY FUND, INC.

                    AUCTION RATE CUMULATIVE PREFERRED SHARES

                             2,500 SHARES, SERIES M
                             2,500 SHARES, SERIES W

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                     [LOGO]

                                   ---------
                                   PROSPECTUS
                                 JULY 20, 2001
                                   ---------

                              SALOMON SMITH BARNEY
                              MERRILL LYNCH & CO.
                                  UBS WARBURG

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [Logo]

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912
--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION

                    AUCTION RATE CUMULATIVE PREFERRED SHARES

                             2,500 SHARES, SERIES M
                             2,500 SHARES, SERIES W
                                 July 20, 2001

  THIS STATEMENT OF ADDITIONAL INFORMATION ('SAI') OF COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC. (THE 'FUND') RELATING TO THIS OFFERING OF THE FUND'S
   AUCTION RATE CUMULATIVE PREFERRED SHARES (THE 'PREFERRED SHARES') DOES NOT CONSTITUTE A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S
 PROSPECTUS RELATING TO THE PREFERRED SHARES DATED JULY 20, 2001. THIS SAI DOES NOT INCLUDE ALL INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD CONSIDER BEFORE PURCHASING PREFERRED SHARES IN THIS OFFERING, AND INVESTORS SHOULD OBTAIN AND
    READ THE PROSPECTUS PRIOR TO PURCHASING PREFERRED SHARES. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE ADDRESS OR CALLING
                         THE PHONE NUMBER SHOWN ABOVE.

  CAPITALIZED TERMS USED IN THIS SAI HAVE THE MEANINGS ASSIGNED TO THEM IN THE
                   PROSPECTUS OR IN THE GLOSSARY OF THIS SAI.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                              Page
                                                              ----
General Information.........................................    3

Additional Information about Fund Investment Objectives and
  Policies..................................................    3

Investment Restrictions.....................................    5

Management of the Fund......................................    7

Portfolio Transactions......................................   12

Determination of Net Asset Value............................   13

Additional Information Concerning the Auctions for Preferred
  Shares....................................................   14

Description of Preferred Shares.............................   24

S&P and Moody's Guidelines..................................   36

Federal Taxation............................................   45

Performance Data and Index Returns..........................   49

Experts.....................................................   50

Report of Independent Accountants...........................   51

Financial Statements........................................   52

Appendix A: Glossary........................................  A-1

Appendix B: Ratings of Investments..........................  B-1

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the '1940 Act'). Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the Fund's investment manager. The Fund's primary investment objective is high current income through investment in real estate securities and its secondary investment objective is capital appreciation. No assurance can be given that the Fund will achieve its investment objectives.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT FUND INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

--------------------------------------------------------------------------------
INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

It is our fundamental policy to concentrate our investments in the U.S. real estate market and not in any other industry. Under normal market conditions, we invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ('REITs').

Real Estate Companies

For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in real estate.

Real Estate Investment Trusts

A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs consist of securities issued by Equity REITs. At least 80% of our total assets will be invested in income producing equity securities issued by REITs.

--------------------------------------------------------------------------------
PREFERRED STOCKS

Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager invests approximately 75% of our total assets in common shares of real estate companies and approximately 25% in preferred shares of REITs. The actual percentage of common and preferred shares in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

--------------------------------------------------------------------------------
LOWER-RATED SECURITIES

Securities rated non-investment grade (lower than BBB by Standard & Poor's Rating Services ('S&P') or lower than baa by Moody's Investors Service Inc. ('Moody's')), are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in securities rated 'CCC' or higher by S&P, or rated 'caa' or higher by Moody's, or unrated securities of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We may invest no more than 25% of our assets in preferred stock and debt securities rated below investment grade and unrated securities of comparable quality. This is a fundamental investment policy. We will not invest in securities which are in default at the time of purchase.

--------------------------------------------------------------------------------
ILLIQUID SECURITIES

A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. We will not invest more than 10% of our assets in illiquid real estate securities. This is a fundamental investment policy.

--------------------------------------------------------------------------------
CASH RESERVES

The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as S&P or Moody's, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

6. Purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's total assets would then be invested in such securities;

7. Purchase restricted or 'illiquid' securities issued by real estate companies, including repurchase agreements maturing in more than seven days, if as a result, more than 10% of the Fund's assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ('1933 Act'));

8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by
Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

9. Invest in puts, calls, straddles, spreads or any combination thereof;

10. Enter into short sales;

11. Invest in the securities of a non-U.S. issuer;

12. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

13. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

14. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

The investment restrictions numbered 1 through 7 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. 'Majority of the outstanding voting securities' means the lesser of (1) 67% or more of the shares present at a meeting of stockholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 14 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The overall management of the business and affairs of the Fund is vested with the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, auction agent, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the directors.

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each director and officer is also a director or officer of Cohen & Steers Total Return Realty Fund, Inc., a closed-end investment company also advised by the Investment Manager, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies advised by the Investment Manager. An asterisk (*) has been placed next to the name of each director who is an 'interested person' of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Manager.

The directors and officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth below.


                                   POSITION(S)
                                    HELD WITH
     NAME, ADDRESS AND AGE             FUND              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
     ---------------------             ----              --------------------------------------------
Robert H. Steers* ............  Director, Chairman  Chairman of Cohen & Steers Capital Management, Inc., the Fund's Investment
  757 Third Avenue              of the Board, and   Manager. President of Cohen & Steers Securities, Inc.
  New York, New York            Secretary
  Age: 48

Martin Cohen*'D' .............  Director,           President of Cohen & Steers Capital Management, Inc., the Fund's
  757 Third Avenue              President and       Investment Manager. Vice President of Cohen & Steers Securities, Inc.
  New York, New York            Treasurer
  Age: 52

Gregory C. Clark .............  Director            Private Investor. Prior thereto, President of Wellspring Management Group
  376 Mountain Laurel Drive                           (investment advisory firm).
  Aspen, Colorado
  Age: 54

George Grossman ..............  Director            Attorney at law.
  17 Elm Placez,
  Rye, New York
  Age: 47

Willard H. Smith Jr.'D' ......  Director            Board member of Essex Property Trust, Inc., Highwoods Properties, Inc.,
  5208 Renaissance Avenue                           Realty Income Corporation and Willis Lease Finance Corporation. Managing
  San Diego, California                               director at Merrill Lynch & Co., Equity Capital Markets Division from
  Age: 64                                             1983 to 1995.

                                   POSITION(S)
                                    HELD WITH
     NAME, ADDRESS AND AGE             FUND              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
     ---------------------             ----              --------------------------------------------
Steven R. Brown ..............  Vice President      Senior Vice President of Cohen & Steers Capital
  757 Third Avenue                                  Management, Inc., the Fund's Investment Manager, since
  New York, New York                                  1996 and prior to that Vice President of Cohen &
  Age: 40                                             Steers Capital Management, Inc.

Adam M. Derechin .............  Vice President      Senior Vice President of Cohen & Steers Capital
  757 Third Avenue              and                 Management, Inc., the Fund's Investment Manager, since
  New York, New York            Assistant             1998 and prior to that Vice President of Cohen &
  Age: 37                       Treasurer             Steers Capital Management, Inc.

Lawrence B. Stoller ..........  Assistant           Senior Vice President and General Counsel of Cohen &
  757 Third Avenue              Secretary           Steers Capital Management, Inc., the Fund's Investment
  New York, New York                                  Manager, since 1999. Prior to that, Associate
  Age: 37                                             General Counsel, Neuberger Berman Management Inc.
                                                      (money manager); Assistant General Counsel, The
                                                      Dreyfus Corporation (money manager); and Associate,
                                                      Dechert Price & Rhoads (law firm).

---------

'D' These directors have been designated as preferred stock directors.

--------------------------------------------------------------------------------
COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

The following table sets forth estimated compensation expected to be paid to directors by the Fund for the Fund's first full fiscal year after commencement of operation and estimated information regarding compensation expected to be paid to directors by the fund complex of which the Fund is a part for the fiscal year ending December 31, 2001. Officers of the Fund and directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other directors is paid an annual retainer of $5,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation From Fund Complex Paid to Directors,' the compensation paid to each director represents the five other funds that each director serves in the fund complex. The directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION      FROM FUND
                                                                FROM THE     COMPLEX PAID TO
                          DIRECTOR                                FUND          DIRECTORS
                          --------                                ----          ---------
Gregory C. Clark*, Director.................................     $7,500          $45,000
Martin Cohen**, Director and President......................     $-0-            $-0-
George Grossman*, Director..................................     $7,500          $45,000
Willard H. Smith Jr.*, Director.............................     $7,500          $45,000
Robert H. Steers**, Director and Chairman...................     $-0-            $-0-

---------

 * Member of the Audit Committee.

** 'Interested person,' as defined in the 1940 Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

--------------------------------------------------------------------------------
PRINCIPAL STOCKHOLDERS

To the knowledge of the Fund, as of July 9, 2001, no current director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares and no Preferred Shares.

As of July 9, 2001, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares. The following person is the only person holding of record more than 5% of the outstanding Common Shares as of July 9, 2001.

           NAME AND ADDRESS                  AMOUNT OF RECORD        PERCENT OF
           OF RECORD OWNER                      OWNERSHIP           COMMON SHARES
           ---------------                      ---------           -------------
Cede & Co.
55 Water Street
25th Floor
New York, NY 10041....................          24,649,584               99%

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT AGREEMENT

Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and specializes in the management of real estate securities portfolios. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Total Return Realty Fund, Inc., a closed-end investment company and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies. Cohen & Steers Realty Shares, Inc. is currently the largest registered investment company that invests primarily in real estate securities. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.

Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily value of the managed assets (which equals the net asset value of the Common Shares plus the liquidation preference on any Preferred Shares) of the Fund. The Investment Manager has contractually agreed to waive its investment management fees in the amount of 0.42% of average daily managed assets for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 0.21% of average daily managed assets in year 8, 0.14% of average daily managed assets in year 9 and 0.07% of average daily managed assets in year 10.

The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES

Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund;
(ii) paying compensation of the Fund's officers for services rendered as such;
(iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including Prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.02% of the Fund's managed assets.

In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, stockholders reports, and SEC filings; and (iv) responding to stockholder inquiries.

Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets in the Fund at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at 0.040%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee.

The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank as custodian of its obligations to the Fund under its agreement with the Fund, subject to the overall authority of the Fund's Board of Directors.

--------------------------------------------------------------------------------
CUSTODIAN, AUCTION AGENT, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Bankers Trust Company, whose principal place of business is Four Albany Street, New York, New York 10006, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares. State Street Bank, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments. Neither Bankers Trust Company nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

--------------------------------------------------------------------------------
CODE OF ETHICS

The Fund and Investment Manager have adopted codes of ethics that are designed to ensure that the interests of Fund stockholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in private placements. The Fund's independent directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

--------------------------------------------------------------------------------
PRIVACY POLICY

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

Subject to the supervision of the directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund will determine the net asset value of its Common Shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the liquidation preference of the Preferred Shares and dividends declared but unpaid), by the total number of Common Shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR
PREFERRED SHARES
--------------------------------------------------------------------------------
GENERAL

The Articles Supplementary provide that the Applicable Rate for each Dividend Period of shares of each Series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for each Series (an 'Auction Date') from implementation of the Auction Procedures set forth in the Articles Supplementary, and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such Series. Each periodic implementation of the Auction Procedures is referred to herein as an 'Auction.' The following summary is qualified by reference to the Auction Procedures set forth in the Articles Supplementary.

Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the 'Auction Agency Agreement') with the Auction Agent (currently, Bankers Trust Company), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each Series so long as the Applicable Rate for shares of such Series is to be based on the results of the Auction.

Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the 'Broker-Dealer Agreements') with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of each Series. See 'Broker-Dealers' below.

Securities Depository. The Depository Trust Company ('DTC') will act as the Securities Depository for the Agent Members with respect to shares of each Series. One certificate for all of the shares of each Series will be registered in the name of Cede & Co., as nominee of the Securities Depository.

Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the shares of each Series. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's directors, as described under 'Description of Preferred
Shares -- Voting Rights' in the Prospectus, Cede & Co. will be the Holder of all shares of each Series and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in shares of each Series, whether for its own account or as a nominee for another person.

--------------------------------------------------------------------------------
ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

On or prior to the Submission Deadline on each Auction Date for a Series:

(a) each Beneficial Owner of shares of such Series may submit to its Broker-Dealer by telephone or otherwise a:

    (i) 'Hold Order' -- indicating the number of Outstanding shares, if any, of such Series that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

    (ii) 'Bid' -- indicating the number of Outstanding shares, if any, of such Series that such Beneficial Owner offers to sell if the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

    (iii) 'Sell Order' -- indicating the number of Outstanding shares, if any, of such Series that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Preferred Shares for the next succeeding Dividend Period; and

(b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of such Series that they offer to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

The communication to a Broker-Dealer of the foregoing information is herein referred to as an 'Order' and collectively as 'Orders.' A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a 'Bidder' and collectively as 'Bidders.' The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an 'Order' and collectively as 'Orders,' and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a 'Bidder' and collectively as 'Bidders.'

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a Series then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of such Series an Order or Orders covering all the Outstanding shares of such Series held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares of such Series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of a Series an Order or Orders covering all of the Outstanding shares of such Series held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than seven Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of such Series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of such Series subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of a Series that offers to become the Beneficial Owner of additional shares of such Series is, for purposes of such offer, a Potential Beneficial Owner.

A Potential Beneficial Owner of shares of a Series may submit to its Broker-Dealer Bids in which it offers to purchase shares of a Series if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of a Series specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

As described more fully below under ' -- Submission of Orders by Broker-Dealers to Auction Agent,' the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares of such Series subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares of such Series subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of a Series held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of a Series held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see ' -- Submission of Orders by Broker-Dealers to Auction Agent' below.

Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a Series that is fewer than the number of shares of such Series specified in its Order. See ' -- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares' below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See ' -- Notification of Results; Settlement' below.

As described above, any Bid specifying a rate higher than the Maximum Rate will
(i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See
' -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate' and ' -- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares' below.

--------------------------------------------------------------------------------
CONCERNING THE AUCTION AGENT

The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of a Series, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under 'The
Auction -- Secondary Market Trading and Transfer of Preferred Shares' in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

--------------------------------------------------------------------------------
BROKER-DEALERS

The Auction Agent after each Auction for shares of a Series will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% (.25%) in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of shares of such Series placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of a Series will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

--------------------------------------------------------------------------------
SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of a Series subject to such Orders. Any Order submitted by a

Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a Series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(a) all Hold Orders for shares of such Series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such Series held by such Existing Holder, and, if the number of shares of such Series subject to such Hold Orders exceeds the number of Outstanding shares of such Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

(b) (i) any Bid for shares of such Series will be considered valid up to and including the excess of the number of shares of Outstanding shares of such Series held by such Existing Holder over the number of shares of such Series subject to any Hold Orders referred to in clause (a) above;

(ii) subject to subclause (i), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such Series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such Series equal to such excess;

(iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(iv) in any such event, the number, if any, of such Outstanding shares of such Series subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate specified therein; and

(c) all Sell Orders for shares of such Series will be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

If more than one Bid of a Potential Holder for shares of a Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares of such Series therein specified.

--------------------------------------------------------------------------------
DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND
APPLICABLE RATE

Not earlier than the Submission Deadline on each Auction Date for shares of a Series, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a 'Submitted Hold Order,' a 'Submitted Bid' or a 'Submitted Sell Order,' as the case may be, or as a 'Submitted Order' and collectively as 'Submitted Hold Orders,' 'Submitted Bids' or 'Submitted Sell Orders,' as the case may be, or as 'Submitted Orders') and will determine the excess of the number of Outstanding shares of such Series over the number of Outstanding shares of such Series subject to Submitted Hold Orders (such excess being herein referred to as the 'Available Preferred Shares') and whether Sufficient Clearing Bids have been made in the Auction. 'Sufficient Clearing Bids' will have been made if the number of Outstanding shares of such Series that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares of such Series that are the subject of Submitted Sell Orders (including the number of shares of such Series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

If Sufficient Clearing Bids for shares of a Series have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the 'Winning Bid Rate' for shares of such Series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares of such Series which, when added to the number of outstanding shares of such Series to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of such Series.

If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of a Series are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all shares of such Series will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of such Series subject to such Sell Orders but will continue to own shares of such Series for the next Dividend Period. See ' -- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares' below.

If all of the outstanding shares of a Series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such Series for the next succeeding Dividend Period will be the All Hold Rate.

--------------------------------------------------------------------------------
ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

Based on the determinations made under ' -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate' above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of a Series will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such Series subject to such Hold Orders.

If Sufficient Clearing Bids for shares of a Series have been made:

(a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of such Series subject to such Submitted Sell Order or Submitted Bid;

(b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares of such Series subject to such Submitted Bid;

(c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of such Series subject to such Submitted Bid;

(d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of such Series subject to such Submitted Bid, unless the number of Outstanding Preferred Shares of such Series subject to all such Submitted Bids is greater than the number of Preferred Shares ('remaining shares') in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares of such Series subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

(e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such Series will purchase any Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding Preferred Shares subject to all such Submitted Bids.

If Sufficient Clearing Bids for shares of a Series have not been made (unless this results because all Outstanding shares of such Series are subject to Submitted Hold Orders):

(a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such Series will continue to hold the Preferred Shares subject to such Submitted Bid;

(b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such Series will purchase the number of Preferred Shares subject to such Submitted Bid; and

(c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares of such Series or a Submitted Sell Order will sell a number of shares of such Series subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares of such Series subject to all such Submitted Bids and Submitted Sell Orders.

If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a Series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares of such Series being sold or purchased on such Auction Date so that the number of shares of such Series sold or purchased by each Existing Holder or Potential Holder will be whole shares of such Series. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of a Series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of such Series for purchase among Potential Holders so that only whole shares of such Series are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such Series.

--------------------------------------------------------------------------------
NOTIFICATION OF RESULTS; SETTLEMENT

The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of such Series as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer shares of Series on the registry of Existing Holders to be maintained by the Auction Agent.

In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of a Series as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

If any Existing Holder selling shares of a Series in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole shares of such Series that is less than the number of shares of such Series that otherwise was to be purchased by such person. In such event, the number of shares of such Series to be so delivered shall be determined by the Broker-Dealer. Delivery of such lesser number of shares of such Series shall constitute good delivery.

--------------------------------------------------------------------------------
DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

The description of the Preferred Shares contained in this SAI does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated Articles of Incorporation (which as hereafter amended, restated and supplemented, from time to time, is together with the Articles Supplementary, the 'Charter'), including the provisions of the Articles Supplementary establishing the Preferred Shares. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under 'Further Information' in the Prospectus.

--------------------------------------------------------------------------------
GENERAL

Each Series will rank on a parity with each other and with shares of any other Series as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

--------------------------------------------------------------------------------
DIVIDENDS AND DIVIDEND PERIODS

Holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under ' -- Determination of Dividend Rate,' payable on the dates set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Shares.

By 12:00 noon, New York City time, on each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under ' -- Determination of Dividend Rate.' No interest will be payable in respect of any dividend payment or payments which may be in arrears. See ' -- Default Period.'

The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence.

Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for each Series are set forth in the Prospectus. See 'Description of Preferred
Shares -- Determination of Dividend Rates.' For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (generally seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the shares of the affected Series will be required to continue to hold such shares for such Standard Dividend Period. The designation of a Special Dividend Period is also subject to additional conditions. See 'Notification of Dividend Period' below.

Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares for a particular Series are subject (or are deemed to be subject) to Hold Orders.

Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the

Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares has been cured as set forth under ' -- Default Period,'
(iii) Sufficient Clearing Bids existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(iv) if the Fund mailed a notice of redemption with respect to any shares, as described under ' -- Redemption,' the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

    (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

    (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

Default Period. A 'Default Period' with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a 'Dividend Default') or (B) the full amount of any redemption price (the 'Redemption Price') payable on the date fixed for redemption (the 'Redemption Date') (a 'Redemption Default' and, together with a Dividend Default, hereinafter referred to as 'Default').

A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

In the case of a Dividend Default, no Auction will be held during a Default Period applicable to that Series and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to that Series.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

--------------------------------------------------------------------------------
RESTRICTIONS ON DIVIDENDS, REDEMPTION AND OTHER PAYMENTS

Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited, unless there is no event of default under indebtedness senior to the Preferred Shares and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

For so long as Preferred Shares are Outstanding, except as otherwise provided in the Articles Supplementary, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Shares or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to shares of Common Shares or any other shares of the Fund ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the preferred stock, including the Preferred Shares, and (iii) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption including Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

For so long as Preferred Shares are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent Dividend Payment Dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares will be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of preferred stock will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred shares bear to each other.

--------------------------------------------------------------------------------
REDEMPTION

Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund will not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and
(ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

Mandatory Redemption. If the Fund fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an 'Asset Coverage Cure Date'), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

Preferred shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

The Fund will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Fund last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the 'Mandatory Redemption Date'), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of the Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the 'Mandatory Redemption Price').

Redemption Procedure. Pursuant to the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by the 1940 Act (notice currently must be filed with the Commission generally at least 30 days prior to the Redemption Date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the Redemption Date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ('Notice of Redemption'). Notice of Redemption will be addressed to the registered owners of the shares of a Series at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the Redemption Date, (ii) the number and identity of the shares of a Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein),
(iv) that dividends on the shares to be redeemed will cease to accumulate on such Redemption Date, and (v) the provision under which redemption shall be made.

If fewer than all of the shares of a Series are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Preferred Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all of the Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed will be selected by the Fund by lot, on a pro rata basis between each Series or by such other method as the Fund deems fair and equitable, as contemplated above.

If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund will be entitled to receive from the Paying Agent, promptly after the Date, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such Redemption Date will be paid by the Paying Agent to the Fund upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon, the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the Redemption Date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares a Series and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

Except for the provisions described above, nothing contained in the Charter limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund will have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

--------------------------------------------------------------------------------
ASSET MAINTENANCE

The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (1) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (2) the Fund must maintain asset coverage for Preferred Shares of at least 200%.

Preferred Shares Basic Maintenance Amount. The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, calculated separately for S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares). For this purpose, the value of the Fund's portfolio securities will be the Market Value. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Fund will be required under certain circumstances to redeem certain Preferred Shares.

The 'Preferred Shares Basic Maintenance Amount' as of any Valuation Date is defined as the dollar amount equal to the sum of:

(i)(A) the sum of the products resulting from multiplying the number of Outstanding Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) for each Outstanding Preferred Share to the 30th day after such Valuation Date; (C) the amount of anticipated Corporation non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D): less

(ii) the sum of any cash plus the value of any of the Corporation's assets irrevocably deposited by the Corporation for the payment of any (i)(B) through
(i)(E) ('value,' for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's and A-1 by S&P, it will be valued at its face value).

Solely for purposes of calculating the Preferred Shares Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares) or are applicable (as described in (i)(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 30-day period.

The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on the criteria established in connection with rating the Preferred Shares. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.

The Discount Factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the 'AAA' credit rating from S&P or the 'aaa' credit rating from Moody's.

A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to S&P and Moody's for rating the Preferred Shares. The ratings assigned to the Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Preferred Shares should be evaluated independently of any other rating.

Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund is also required to maintain, as of the last Business Day on any month in which the Preferred Shares are Outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end company as a condition of declaring dividends on its common shares). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain Preferred Shares.

NOTICES. The Fund must deliver to the Auction Agent and each Rating Agency a Preferred Shares Basic Maintenance Certificate which sets forth a determination of (i) the Market Value of each Eligible Asset owned by the Fund on that date,
(ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, and (E) on any day that shares of Common or Preferred Shares are redeemed and (F) any day the S&P Eligible Assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount.

Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

The Fund is required to deliver to the Auction Agent, and each Rating Agency a certificate which sets forth a determination of (i) the value (as used in the 1940 Act) of the total assets of the Fund, less all liabilities and
(ii) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date (a '1940 Act Preferred Shares Asset Coverage Certificate') as of (A) the Date of Original Issue, (B) the last Valuation Date of each quarter thereafter and
(C) a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (A) above on the Date of Original Issue and in the case of clauses (B) and (C) above on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

Within ten Business Days of the Date of Original Issue, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Fund, the Fund will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent auditors during such fiscal quarter. In addition, the Fund will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund. The Auditor's Certificate will confirm, based upon the independent auditors review of portfolio data provided by the Fund, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and the 1940 Act Preferred Shares Asset Coverage Certificates, and
(ii) that, based upon such calculations, the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the Articles Supplementary.

--------------------------------------------------------------------------------
VOTING RIGHTS

None of the voting rights (as described in the Prospectus under 'Description of Preferred Shares -- Voting Rights') will apply with respect to each Series if, at or prior to the time when a vote is required, such shares have been
(i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

--------------------------------------------------------------------------------
LIQUIDATION

In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of preferred stock, including each Series, in preference to the holders of Common Shares, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to the Liquidation Preference per share of each Series, plus an amount equal to accumulated dividends (whether or not earned or declared by the Fund, but without interest thereon) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of each Series will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such Series. After payment of the full amount of such liquidation distribution, the owners of such Series will not be entitled to any further participation in any distribution of asset of the Fund.

If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund is insufficient to pay in full the liquidation distribution to which owners of each Series are entitled, such assets or the proceeds thereof will be distributed among the owners of the shares of preferred stock, including each Series, ratably.

In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of each Series of the liquidation distribution to which they are entitled, no dividend or other distribution will be made to the holders of Common Shares and no purchase, redemption or other acquisition for any consideration by the Fund will be made in respect of the Common Shares.

A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, will not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of each Series or any shares issuable in exchange for each Series in any consolidation or merger.

To the extent other shares of preferred stock are issued by the Fund, such shares will share equally and on a pro rata basis with each Series then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.

--------------------------------------------------------------------------------
DEPOSIT SECURITIES REQUIREMENTS

The Fund is obligated to deposit in a segregated custodial account a specified amount of cash, United States Government obligations or short-term money market instruments (collectively, 'Deposit Securities') not later than 12:00 noon, New York City time, on each Dividend Payment Date and each Redemption Date relating to the Preferred Shares. These Deposit Securities, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable dividend payment or Redemption Date, and will mature prior to such date.

--------------------------------------------------------------------------------
RESTRICTIONS ON TRANSFER

Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Preferred Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

--------------------------------------------------------------------------------
S&P AND MOODY'S GUIDELINES
--------------------------------------------------------------------------------

The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under 'Further Information' in the Prospectus.

The composition of the Fund's portfolio reflects guidelines (referred to herein as the 'Rating Agency Guidelines') established by S&P and Moody's in connection with the Fund's receipt of a rating of 'AAA' and 'aaa' from S&P and Moody's, respectively, for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. See 'Description of Preferred Shares -- Asset Maintenance.' The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the 'Preferred Shares Basic Maintenance Amount'), the determination of which is as set forth under 'Description of Preferred Shares -- Asset Maintenance.' S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).

The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated 'aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

--------------------------------------------------------------------------------
S&P GUIDELINES

Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of Preferred Shares then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Preferred Shares will acquire certain rights. See 'Description of Preferred Shares -- Asset Maintenance.' 'Business Day,' as used in the Prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

Under S&P guidelines, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows:

(a) Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

                                                         DIVERSIFICATION STANDARD
                                                   -------------------------------------
MINIMUM NUMBER OF:                                 LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
------------------                                 -------   -------   -------   -------
Issuers(1).......................................     44        40        44        30
Real Estate Industry/Property Sectors(2).........     10         8         7         7

PERCENT OF ASSETS IN:
---------------------
Largest Real Estate Industry/Property Sector.....     17%       25%       30%       30%
2nd Largest Real Estate Industry/Property
  Sector.........................................     15%       20%       25%       25%
3rd Largest Real Estate Industry/Property
  Sector.........................................     12%       15%       15%       15%
4th Largest Real Estate Industry/Property
  Sector.........................................     12%       12%       12%       12%

S&P DISCOUNT FACTOR:
--------------------
common stock.....................................    190%      208%      223%      231%
preferred stock(3)...............................    157%      167%      174%      178%

---------

(1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.

(2) As defined by the National Association of Real Estate Investment Trusts ('NAREIT').

(3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

(b) Debt Securities:

                                                         DIVERSIFICATION STANDARD
                                                   -------------------------------------
BOND RATING(1):                                    LEVEL 1   LEVEL 2   LEVEL 3   LEVEL 4
---------------                                    -------   -------   -------   -------
A................................................   116%      117%      119%      118%
A-...............................................   117%      119%      120%      120%
BBB+.............................................   119%      121%      122%      122%
BBB..............................................   121%      122%      124%      124%
BBB-.............................................   122%      124%      126%      126%
BB+..............................................   127%      130%      133%      132%
BB...............................................   133%      137%      141%      139%
BB-..............................................   139%      144%      149%      147%
B+...............................................   152%      159%      166%      164%
B................................................   163%      172%      182%      179%
B-...............................................   176%      188%      202%      197%
CCC+.............................................   198%      212%      230%      224%
CCC..............................................   236%      262%      295%      284%

---------

(1) The S&P Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating Chart will apply.

(c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

52-week Treasury Bills*............  102%
Two-Year Treasury Notes............  104%
Three-Year Treasury Notes..........  108%
Five-Year Treasury Notes...........  109%
10-Year Treasury Notes.............  115%
30-Year Treasury Bonds.............  126%

---------

* Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

(d) Cash and Cash Equivalents.

The S&P Discount Factor applied to Cash and Cash Equivalents will be (A) 100%, and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

Under current S&P guidelines, the following are considered to be S&P Eligible
Assets:

(a) Common Stock, Preferred Stock and any debt securities of REITs and Real Estate Companies;

(b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA- or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

(c) U.S. Treasury Securities and Treasury Strips (as defined by S&P);

(d) Short-Term Money Market Instruments so long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ('permitted bank' means any bank, domestic or foreign, whose commercial paper is rated A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days of less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

(e) Cash, which is any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or Securities: (i) U.S. Government Securities;
(ii) certificates of deposit of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least 'P-1' by Moody's and 'A-1+' by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least 'A-1' by Moody's and 'A+' by S&P); (iii) commercial paper issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least 'P-1' by Moody's and 'A-1+' by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least 'P-1' by Moody's and 'A-1+' by S&P either at the time of such investment or the making of a contractual commitment providing for such investment; (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least 'AAAm' or 'AAAg' by S&P and 'Aaa' by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and
(vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least 'A-1+' by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest alone;
(ii) Cash Equivalents referred to in clauses (ii) and (iii) above shall mature within 183 days of issuance; (iii) if either Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be; (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; and (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an 'r' subscript, any IOs or any POs (other than commercial paper with a maturity within 183 days of issuance).

--------------------------------------------------------------------------------
MOODY'S GUIDELINES

For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ('Moody's Eligible Assets') must be discounted by certain discount factors set forth below ('Moody's Discount Factors'). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

(a) Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

                                                              DISCOUNT FACTOR(1)(2)(3)
                                                              ------------------------
common stock of REITs.......................................            154%
preferred stock of REITs
    with Senior Implied Moody's (or S&P) rating:............            154%
    without Senior Implied Moody's (or S&P) rating:.........            208%

preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P) rating:............            208%
    without Senior Implied Moody's (or S&P) rating:.........            250%

---------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/ Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

(b) Debt Securities of REITs and Other Real Estate Companies(1):

          MATURITY
          IN YEARS             Aaa     Aa     A     Baa     Ba     B     Caa    NR(2)
          --------             ---     --     -     ---     --     -     ---    -----
 1...........................  109%   112%   115%   118%   119%   125%   225%   250%
 2...........................  115%   118%   122%   125%   127%   133%   225%   250%
 3...........................  120%   123%   127%   131%   133%   140%   225%   250%
 4...........................  126%   129%   133%   138%   140%   147%   225%   250%
 5...........................  132%   135%   139%   144%   146%   154%   225%   250%
 7...........................  139%   143%   147%   152%   156%   164%   225%   250%
 10..........................  145%   150%   155%   160%   164%   173%   225%   250%
 15..........................  150%   155%   160%   165%   170%   180%   225%   250%
 20..........................  150%   155%   160%   165%   170%   190%   225%   250%
 30..........................  150%   155%   160%   165%   170%   191%   225%   250%

---------

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unrated debt securities are limited to 10% of discounted Eligible Assets. If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the percentage set forth under 'NR' in this table will be used.

(c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by Moody's):

                                                U.S. TREASURY SECURITIES   U.S. TREASURY STRIPS
REMAINING TERM TO MATURITY                          DISCOUNT FACTOR          DISCOUNT FACTOR
--------------------------                          ---------------          ---------------
1 year or less................................            107%                     107%
2 years or less (but longer than 1 year)......            113%                     114%
3 years or less (but longer than 2 year)......            118%                     120%
4 years or less (but longer than 3 year)......            123%                     127%
5 years or less (but longer than 4 year)......            128%                     133%
7 years or less (but longer than 5 year)......            135%                     145%
10 years or less (but longer than 7 year).....            141%                     159%
15 years or less (but longer than 10 year)....            146%                     184%
20 years or less (but longer than 15 year)....            154%                     211%
30 years or less (but longer than 20 year)....            154%                     236%

(d) Short-Term Instruments and Cash.

The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.

Under current Moody's guidelines, the following are considered to be Moody's Eligible Assets:

(a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/ Property Sector Classifications ('Moody's Sector Classifications') and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and
(D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

(ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

(b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

(c) U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

(d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month,
(2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

(e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.

--------------------------------------------------------------------------------
FEDERAL TAXATION
--------------------------------------------------------------------------------

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax Investment Managers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends to qualify annually and to elect to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gain) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the 'Distribution Requirement'), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to stockholders, and (ii) under certain circumstances to partially redeem the Preferred Shares in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the Preferred Shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provision may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate stockholders.

--------------------------------------------------------------------------------
EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the

Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

--------------------------------------------------------------------------------
DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions, including any net income received from taxable temporary investments and net short-term capital gain realized by the Fund, will be taxable to stockholders as ordinary income.

The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at long-term capital gains rates regardless of the length of time the stockholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

The Fund will designate distributions made with respect to each class of its stock as consisting of particular types of income (such as ordinary income and net capital gain) in accordance with such class' proportionate share of the total dividends to be paid to all such classes.

--------------------------------------------------------------------------------
SALE OF SHARES

A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

--------------------------------------------------------------------------------
BACKUP WITHHOLDING

If a stockholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to 'backup withholding,' the stockholder may be subject to a 'backup withholding' tax with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of Preferred Shares. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and may be credited against a taxpayer's federal income tax liability.

--------------------------------------------------------------------------------
FOREIGN STOCKHOLDERS

U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (each as defined for U.S. federal income tax purposes and each a 'foreign stockholder') depends, in part, on whether the stockholder's income from the Fund is 'effectively connected' with a U.S. trade or business carried on by such stockholder.

If a foreign stockholder's income from the Fund is not effectively connected with a U.S. trade or business carried on by such foreign stockholder, distributions of investment company taxable income generally will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign stockholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If a foreign stockholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such foreign stockholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund generally will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, as the case may be. Such stockholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

In the case of foreign noncorporate stockholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such stockholders furnish the Fund with proper notification of their foreign status. See 'Backup Withholding.'

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax Investment Managers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

--------------------------------------------------------------------------------
EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax Investment Managers as to the particular consequences to them of an investment in the Fund.

--------------------------------------------------------------------------------
PERFORMANCE DATA AND INDEX RETURNS
--------------------------------------------------------------------------------

From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN

The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)'pp'n = ERV

Where: P   =   a hypothetical initial payment of $1,000
       T   =   average annual total return
       n   =   number of years
     ERV   =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
               thereof), assuming reinvestment of all dividends and
               distributions.

--------------------------------------------------------------------------------
YIELD

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         a - b
        -------
    2[(  cd  + 1)'pp'6  - 1]

Where: a   =   dividends and interest earned during the period,
       b   =   expenses accrued for the period (net of reimbursements),
       c   =   the average daily number of shares outstanding during the
               period that were entitled to receive dividends, and
       d   =   the maximum offering price per share on the last day of the period.

In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------

Simpson Thacher & Bartlett serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. PricewaterhouseCoopers LLP have been appointed as independent accountants for the Fund. The statement of assets and liabilities and the statement of operations of the Fund as of May 21, 2001 included in this statement of additional information has been so included in reliance on the report of PricewaterhouseCoopers LLP, New York, New York, independent accountants, given the authority of the firm as experts in auditing and accounting.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholder and Board of Directors of Cohen & Steers Advantage Income Realty Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') at May 21, 2001 and the results of its operations for the one day then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 22, 2001

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 21, 2001
--------------------------------------------------------------------------------

Assets:
    Cash....................................................  $100,275
    Deferred Offering costs.................................   120,000
    Receivable from adviser.................................    15,000
                                                              --------
        Total Assets........................................   235,275
                                                              --------
Liabilities:
    Accrued expense.........................................   120,000
    Payable for organization costs..........................    15,000
                                                              --------
        Total Liabilities...................................   135,000
                                                              --------
Net Assets applicable to 7,000 shares of $.001 par value
  common stock outstanding..................................  $100,275
                                                              --------
                                                              --------
        Net Asset Value per Common Share outstanding
           ($100,275 divided by 7,000 Common Shares
           outstanding).....................................    $14.33
                                                                ------
                                                                ------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS ONE DAY ENDED MAY 21, 2001
--------------------------------------------------------------------------------

Investment income...........................................  $     --
                                                              --------
Expenses:
    Organization costs......................................    15,000
    Expense reimbursement...................................   (15,000)
                                                              --------
        Total Expenses......................................        --
                                                              --------
Net Investment Income.......................................  $     --
                                                              --------
                                                              --------

NOTES:

1. ORGANIZATION

Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ('Shares') under the Securities Act of 1933, and the sale of 7,000 shares ('Initial Shares') for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Advisor'). The proceeds of such initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.

Cohen & Steers Capital Management, Inc. has agreed to reimburse all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $0.03 per Common Shares.

2. ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AGREEMENT

The Fund has entered into an Investment Advisory Agreement with the Advisor, under which the Advisor will provide general investment advisory and administrative services for the Fund. For providing these services, facilities and for bearing the related expenses, the Advisor will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.85% of the average daily managed assets value is the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage.

In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Advisor has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.42% of average daily managed assets, for the first 5 years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 0.21% of average daily managed assets in year 8, 0.14% of average daily managed assets in year 9 and 0.07% of average daily managed assets in year 10. The Advisor has not agreed to reimburse the Fund for any portion if its fees and expenses beyond December 31, 2011.

4. INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 9, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

Assets:
    Investments in securities at value (Identified
      cost -- $359,440,622).................................  $364,516,392
    Cash....................................................           582
    Dividends and interest receivable.......................     1,830,921
    Other assets............................................        16,699
                                                              ------------
        Total Assets........................................   366,364,594
                                                              ------------
Liabilities:
    Payable for investment securities purchased.............     2,570,281
    Payable to investment adviser...........................        37,533
    Payable to administrator................................         1,745
    Other Liabilities.......................................       217,826
                                                              ------------
        Total Liabilities...................................     2,827,385
                                                              ------------
Net Assets applicable to 24,862,900 shares of $0.001 par
  value common stock outstanding............................  $363,537,209
                                                              ------------
                                                              ------------
Net Asset Value per Share:
    ($363,537,209/24,862,900 shares outstanding)............        $14.62
                                                                    ------
                                                                    ------
Market Value per Share:.....................................        $15.16
                                                                    ------
                                                                    ------
Market Price Premium (Discount) to Net Asset Value per
  Share:....................................................          3.7%
                                                                    ------
                                                                    ------
Net Assets consist of:
    Paid-in capital.........................................  $355,441,043
    Accumulated undistributed net investment income.........     3,020,396
                                                              ------------
    Net unrealized appreciation on investments..............     5,075,770
                                                              ------------
                                                              $363,537,209
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS AS OF JULY 9, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

Investment Income:
    Dividend income.........................................  $2,796,438
    Interest income.........................................     483,137
                                                              ----------
        Total Income........................................   3,279,575
                                                              ----------
Expenses:
    Investment advisory fees................................     303,446
    Miscellaneous...........................................      26,701
    Administration fees.....................................      17,591
    Transfer agent fees.....................................      17,239
    Professional fees.......................................      15,718
    Custodian fees and expenses.............................       8,454
    Reports to shareholders.................................       7,973
    Registration and filing fees............................       4,390
    Directors' fees and expenses............................       3,915
                                                              ----------
        Total Expenses......................................     405,427
                                                              ----------
    Reduction of Expenses...................................    (146,248)
        Net Expenses........................................     259,179
                                                              ----------
Net Investment Income.......................................   3,020,396
                                                              ----------
Net Unrealized Gain on Investments:
    Net change in unrealized appreciation/(depreciation) on
      investments...........................................   5,075,770
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $8,096,166
                                                              ----------
                                                              ----------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AS OF JULY 9, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                               FROM MAY 31, 2001
                                                              THROUGH JULY 9, 2001
                                                                  (UNAUDITED)
                                                                  -----------
Changes in Net Assets:
From Operations:
    Net investment income...................................      $  3,020,396
    Net change in unrealized appreciation/(depreciation) on
      investments...........................................         5,075,770
                                                                  ------------
        Net increase in net assets resulting from
           operations.......................................         8,096,166
                                                                  ------------
Dividends and Distributions to Shareholders from (Note 1):
    Net investment income...................................                --
    Tax return of capital...................................                --
                                                                  ------------
        Total dividends and distributions to shareholders...                --
                                                                  ------------
Capital Stock Transactions (Note 4)
    Increase/(decrease) in net assets from Fund share
      transactions..........................................       355,340,768
                                                                  ------------
        Total increase/(decrease) in net assets.............       363,436,934
Net Assets
    Beginning of the period.................................           100,275
                                                                  ------------
    End of the period.......................................      $363,537,209
                                                                  ------------
                                                                  ------------

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                               FROM MAY 31, 2001*
                                                              THROUGH JULY 9, 2001
                                                              --------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period........................         $14.33
Less Offering Cost..........................................          (0.03)
                                                                     ------
Income From Investment Operations:
    Net Investment Income...................................           0.12
    Net Realized and Unrealized Gain/(Loss) on
      Investments...........................................           0.20
                                                                     ------
        Total From Investment Operations....................           0.29
                                                                     ------
Less Dividends and Distributions to Shareholders from:
    Net Investment Income...................................           0.00
    Net Realized Gain on Investments........................           0.00
    Tax Return of Capital...................................           0.00
                                                                     ------
        Total Dividends and Distributions to Shareholders...           0.00
                                                                     ------
Net Increase/(Decrease) in Net Assets.......................           0.29
                                                                     ------
Net Asset Value, End of Period..............................         $14.62
                                                                     ------
                                                                     ------
Per Share Market Value, End of Period.......................          15.16
                                                                     ------
Total Return on NAV.........................................           2.02%(1)
                                                                     ------
                                                                     ------
Total Investment Return on Market Value.....................           1.07%(1)
                                                                     ------
                                                                     ------
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (In millions).................         $363.5
                                                                     ------
                                                                     ------
    Ratio of Expenses to Average Daily Net Assets (Before
      Expense Reduction)....................................           1.15%(2)(3)
                                                                     ------
                                                                     ------
    Ratio of Expenses to Average Daily Net Assets (Net of
      Expense Reduction)....................................           0.73%(2)
                                                                     ------
                                                                     ------
    Ratio of Net Investment Income to Average Daily Net
      Assets (Before Expense Reduction).....................           8.04%(2)(3)
                                                                     ------
                                                                     ------
    Ratio of Net Investment Income to Average Daily Net
      Assets (Net of Expense Reduction).....................           8.46%(2)(3)
                                                                     ------
                                                                     ------
    Portfolio Turnover Rate.................................              0%(1)
                                                                     ------
                                                                     ------

---------

* Date of commencement of operations

(1) Not annualized

(2) Annualized

(3) The Investment Manager has agreed to waive a portion of its investment management fees in the amount of 0.42% of average daily managed assets for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 021% in year 8, 0.14% of average daily managed assets in year 9 and 0.07 of average daily managed assets in year 10.

NOTES

1. SIGNIFICANT ACCOUNTING POLICIES

Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until May 15, 2001 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Investment Manager'). Investment operations commenced on May 31, 2001. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.

Dividends and Distributions to Shareholders: Dividends from net investment income are expected to be declared and paid monthly. The first monthly dividend is expected to be declared approximately 45 days, and paid approximately 60-75 days, from the completion of the offering, depending on market conditions. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

Organization & Offering Costs: All costs incurred in connection with organizing and establishing the Fund are being reimbursed by the Investment Manager. In addition, the Investment Manager has agreed to limit the offering costs (other than the sales load) to $0.03 per share.

2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the investment manager to the Fund, pursuant to an Investment Management Agreement (the 'Management Agreement'). The Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund's investments in accordance with the stated polices of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund. For the services under the Management Agreement, the Fund pays the Investment Manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the Fund's average daily net assets. For the period May 31, 2001 (commencement of operations through July 9, 2001), the Fund incurred investment management fees including waivers of $157,198.

The Investment Manager has contractually agreed to waive its investment management fee in the amount of 0.42% of average daily managed assets for the first 5 fiscal years of the Fund's operations, 0.35% of average daily managed assets in year 6, 0.28% of average daily managed assets in year 7, 0.21% of average daily managed assets in year 8, 0.14% of average daily managed assets in year 9 and 0.07% of average daily managed assets in year 10. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return.

Administration Fees: Pursuant to an administration agreement, the Investment Manager also performs certain administrative accounting functions for the Fund and receives a fee of 0.02% of the Fund's managed assets. For the period May 31, 2001 (commencement of operations) through July 9, 2001, the Fund incurred $17,591 in administration fees.

In addition, Cohen & Steers Advantage Income Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc., and Cohen & Steers Total Return Realty Fund, Inc. (the 'Funds') have entered into a sub-administration agreement with State Street Bank ('State Street') pursuant to which State Street performs administration functions for the Fund. The sub-administration fee paid by the Fund to State Street is computed on the basis of the net assets in the Fund at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million. The aggregate fee paid by the Funds is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Funds. The Fund is then responsible for its pro rate amount of the aggregate subadministration fee.

Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Manager. None of the directors and officers so affiliated received compensation for their services. Fees and related expenses accrued for non-affiliated directors totaled $3,915 for the period May 31, 2001 (commencement of operations) through July 9, 2001.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term investments, for the May 31, 2001 (commencement of operations) through July 9, 2001, totaled $342,942,622 and $0, respectively.

At July 9, 2001, the cost and unrealized appreciation in value of the investments owned by the Fund are as follows:

Aggregated cost                    $342,942,622
                                   ------------
                                   ------------
Gross unrealized appreciation      $  7,029,602
Gross unrealized depreciation        (1,953,832)
                                   ------------
Net unrealized appreciation        $  5,075,770

4. COMMON STOCK

At July 9, 2001, the Fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 24,862,900 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 7,000 shares.

5. SUBSEQUENT EVENTS

On June 18, 2001, the Board of Directors of the Fund declared a dividend of $0.105 per share payable on July 31 to shareholders of record on July 13, 2001.


------------------------------------------------------------------------------
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
------------------------------------------------------------------------------

                              APPENDIX A: GLOSSARY

`AA' Financial Composite Commercial Paper Rate' on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated 'AA' by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the 'AA' Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) 'Commercial Paper Dealers' shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) 'interest equivalent' of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

'Affiliate' means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

'Agent Member' means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

'All Hold Rate' means 80% of the 'AA' Financial Composite Commercial Paper Rate.

'Applicable Rate' means with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period of 93 days or fewer if all shares of each Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

'Approved Price' means the 'fair value' as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

'Asset Coverage Cure Date' has the meaning set forth in 'Description of Preferred Shares -- Redemption.'

'Auction' means each periodic operation of the Auction Procedures.

'Auction Agent' means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

'Auction Date' means the first Business Day next preceding the first day of a Dividend Period for each Series.

'Auction Procedures' means the procedures for conducting Auctions described in 'Additional Information Concerning the Auction for Preferred Shares.'

'Auditor's Certificate' has the meaning set forth in 'Description of Preferred Shares -- Asset Maintenance.'

'Available Preferred Shares' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.'

'Bank Loans' means direct purchases of, assignment of, participations in and other interests in (a) any senior bank loan or (b) any loan made by an investment bank, investment fund or other financial institution; provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

'Beneficial Owner,' with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series.

'Bid' has the meaning set forth in 'Additional Information Concerning the Auction for the Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

'Bidder' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

'Board of Directors' or 'Board' means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

'Broker-Dealer' means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

'Broker-Dealer Agreement' means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

'Business Day' means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

'Charter' means the Fund's Articles of Incorporation, as amended, restated and supplemented, including the Articles Supplementary.

'Code' means the Internal Revenue Code of 1986, as amended.

'Commission' means the Securities and Exchange Commission.

'Common Shares' means the shares of the Fund's Common Shares, par value $.001 per share.

'Date of Original Issue' means the date on which a Series is originally issued by the Fund.

'Default Period' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

'Default Rate' means the Reference Rate multiplied by three (3).

'Deposit Securities' means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered 'Deposit Securities' only if they also are rated at least P-1 by Moody's.

'Designated Country' shall mean (i) each of Canada, Great Britain, Australia, Denmark, New Zealand, Sweden, Switzerland, Luxembourg, The Netherlands and any G-7 nation (other than Japan) and (ii) each other country identified by the Fund from time to time and confirmed in writing as acceptable by S&P and the Administrative Agent.

'Discount Factor' means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Moody's Discount Factor (if Moody's is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

'Discounted Value' means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

'Dividend Default' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

'Dividend Payment Date' means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

'Dividend Period' means, with respect to each Series, the initial period as specified in the Prospectus, and thereafter, as to such Series, the period commencing on the day following each Dividend Period for such Series and ending on the day established for such Series by the Fund.

'Eligible Assets' means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), S&P Eligible Assets (if S&P is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

'Emerging Markets' means any country (i) whose unsupported sovereign non-local currency debt obligations are not rated 'A-' or better by S&P or (ii) whose unsupported sovereign non-local currency debt obligations are not rated 'AA+' or better by S&P and is not a Designated Country.

'Existing Holder' means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or
(b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

'Hold Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares Orders By Existing Holders and Potential Holders.'

'Holder' means, with respect to the Preferred Shares, the registered holder of shares of each Series as the same appears on the stock ledger or stock records of the Fund.

'Liquidation Preference' means $25,000 per Preferred Share.

'Mandatory Redemption Date' has the meaning set forth in 'Description of Preferred Shares -- Redemption.'

'Mandatory Redemption Price' has the meaning set forth in set forth in 'Description of Preferred Shares -- Redemption.'

'Market Value' means the amount determined by the Investment Manager as follows: securities which are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the closing bid prices on such day. If no bid prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Fund where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

'Maximum Rate' means, on any date on which the Applicable Rate is determined, the applicable percentage of the 'AA' Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

MOODY'S CREDIT RATING          S&P CREDIT RATING          APPLICABLE PERCENTAGE
---------------------          -----------------          ---------------------
aa3 or Above                  AA - or Above                       150%
a3 or a1                      A - to A+                           160%
baa3 to baa1                  BBB - to BBB+                       250%
Below baa3                    Below BBB -                         275%

'Moody's' means Moody's Investors Service, Inc. and its successors at law.

'Moody's Discount Factor' means, has the meaning set forth in 'Moody's & S&P Guidelines -- Moody's Guidelines.'

'Moody's Eligible Assets' has the meaning set forth in 'Moody's & S&P Guidelines -- Moody's Guidelines.'

'Moody's Real Estate Industry/Property Sector Classification' means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

     1. Office

     2. Industrial

     3. Mixed

     4. Shopping Centers

     5. Regional Malls

     6. Free Standing

     7. Apartments

     8. Manufactured Homes

     9. Diversified

    10. Lodging/Resorts

    11. Health Care

    12. Home Financing

    13. Commercial Financing

    14. Self Storage

The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the independent auditor and the rating agencies, as necessary.

'1940 Act' means the Investment Company Act of 1940, as amended.

'1940 Act Preferred Shares Asset Coverage' means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

'1940 Act Preferred Shares Asset Coverage Certificate' has the meaning set forth in 'Description of Preferred Shares -- Asset Maintenance.'

'Notice of Redemption' has the meaning set forth in 'Description of Preferred Shares -- Redemption.'

'Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Orders By Existing Holders and Potential Holders.'

'Other Rating Agency' means any rating agency other than S&P or Moody's then providing a rating for the Preferred Shares pursuant to the request of the Fund.

'Other Rating Agency Eligible Assets' means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Preferred Shares.

'Outstanding' means, as of any date, Preferred Shares theretofore issued by the Fund except, without duplication, (i) any Preferred Shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Fund or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Fund or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Fund will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

'Paying Agent' means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

'Performing' means, with respect to any S&P Eligible Asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

'Potential Beneficial Owner or Holder' means (i) any Existing Holder who may be interested in acquiring additional Preferred Shares or (ii) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

'Preferred Shares Basic Maintenance Certificate' has the meaning set forth in 'Description of Preferred Shares -- Asset Maintenance.'

'Preferred Shares' means the Fund's Auction Rate Cumulative Preferred Shares, $.001 par value per share and liquidation preference $25,000 per share.

'Preferred Shares Basic Maintenance Amount' has the meaning set forth under 'Description of Preferred Shares -- Asset Maintenance.'

'Preferred Shares Basic Maintenance Amount Test' means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

'Pricing Service' means any of the following: Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, Standard & Poors/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

'Rating Agency' means Moody's and S&P as long as such rating agency is then rating the Preferred Shares.

'Redemption Date' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

'Redemption Default' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

'Redemption Price' has the meaning set forth in 'Description of Preferred Shares -- Dividends and Dividend Period.'

'Reference Rate' means, with respect to the determination of the Default Rate, the applicable 'AA' Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

'S&P' means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

'S&P Discount Factor' has the meaning set forth in 'S&P & Moody's
Guidelines -- S&P Guidelines.'

'S&P Eligible Assets' has the meaning set forth in 'S&P & Moody's
Guidelines -- S&P Guidelines.'

'S&P OC Test Rating Chart' means the chart set forth below:

MOODY'S RATING             MAPPED S&P RATING
--------------             -----------------
      Aaa                         AA+
      Aa1                         AA
      Aa2                         AA -
      Aa3                         A+
      A1                          A
      A2                          A -
      A3                         BBB+
     Baa1                        BBB
     Baa2                        BBB -
     Baa3                        BB+
      Ba1                        BB -
      Ba2                         B+
      Ba3                         B
      B1                          B -
      B2                        CCC+
      B3                        CCC
      Caa                       CCC -
NR or below Caa                   NR

'S&P Real Estate Industry/ Property Sector Classification' means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

     1. Office

     2. Industrial

     3. Mixed

     4. Shopping Centers

     5. Regional Malls

     6. Free Standing

     7. Apartments

     8. Manufactured Homes

     9. Diversified

    10. Lodging/Resorts

    11. Health Care

    12. Home Financing

    13. Commercial Financing

    14. Self Storage

The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.

'Securities Depository' means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each Series.

'Sell Order' has the meaning set forth in 'Additional Information Concerning the Auction for -- Submission of Orders by Broker-Dealers to Auction Agents.'

'Series' means either Series M Preferred Shares or Series W Preferred Shares.

'Short-Term Money Market Instrument' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

    (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

    (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

    (iii) overnight funds; and

    (iv) U.S. Government Securities.

'Special Dividend Period' means a Dividend Period that is not a Standard Dividend Period.

'Specific Redemption Provisions' means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a 'Non-Call Period') determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a 'Premium Call Period'), consisting of a number of whole years as determined by the Board of

Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

'Standard Dividend Period' means a Dividend Period of seven days for each of Series M Preferred Shares and Series W Preferred Shares, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

'Submission Deadline' means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

'Submitted Bid Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

'Submitted Hold Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

'Submitted Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

'Submitted Sell Order' has the meaning set forth in 'Additional Information Concerning the Auction for Preferred Shares -- Submission of Orders by Broker-Dealers to Auction Agents.'

'Treasury Index Rate' means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

'U.S. Government Securities' means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

'Valuation Date' means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

'Winning Bid Rate' means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted

Hold/Sell Orders from Existing Holders specifying lower rates were accepted and
(B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause
(A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'BB', 'B', 'CCC', 'CC', and 'C' -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus ( - ) sign designation to show relative standing within the major rating categories.

Short-term

'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

Long-term

'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Preferred Stock

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

'aaa' -- An issue rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

'aa' -- An issue rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

'a' -- An issue rated 'a' is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

'baa' -- An issue rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

'ba' -- An issue rated 'ba' is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

'b' -- An issue rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

'caa' -- An issue rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

'ca' -- An issue rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

'c' -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications 'aa' through 'b'. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.................................. 'D'
Characters normally expressed as superscript shall be preceded by........ 'pp'